CONFIDENTIAL Execution Version sf-6131095 TANGER PROPERTIES LIMITED PARTNERSHIP THIRD AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT DATED AS OF FEBRUARY 20, 2025 Exhibit 10.34

i sf-6131095 TABLE OF CONTENTS Page ARTICLE 1 DEFINED TERMS .....................................................................................................1 Section 1.1 Definitions....................................................................................................1 ARTICLE 2 ORGANIZATIONAL MATTERS ...........................................................................16 Section 2.1 Organization ...............................................................................................16 Section 2.2 Name ..........................................................................................................16 Section 2.3 Registered Office and Agent; Principal Office ..........................................16 Section 2.4 Books and Records ....................................................................................17 Section 2.5 Power of Attorney ......................................................................................17 Section 2.6 Term ...........................................................................................................18 ARTICLE 3 PURPOSE .................................................................................................................18 Section 3.1 Purpose and Business .................................................................................18 Section 3.2 Powers ........................................................................................................18 ARTICLE 4 CAPITAL CONTRIBUTIONS; UNITS; ETC. ........................................................19 Section 4.1 Initial Capital Contributions of the Partners, Units and Percentage Interests ......................................................................................................19 Section 4.2 Issuances of Units ......................................................................................19 Section 4.3 Loans by Partners .......................................................................................20 Section 4.4 Loans by Third Parties ...............................................................................21 Section 4.5 Additional Funding and Capital Contributions ..........................................21 Section 4.6 Preferred Contributions ..............................................................................22 Section 4.7 Unit Splits.. ................................................................................................22 ARTICLE 5 DISTRIBUTIONS ....................................................................................................23 Section 5.1 Requirement, Characterization, and Priority of Distributions ...................23 Section 5.2 Distributions in Kind..................................................................................24 Section 5.3 Amounts Withheld .....................................................................................24 Section 5.4 Restricted Distributions .............................................................................24 Section 5.5 Distributions Upon Liquidation .................................................................24 ARTICLE 6 ALLOCATIONS .......................................................................................................24 Section 6.1 Timing and Amount of Allocations of Net Income and Net Loss .............24 Section 6.2 Net Income .................................................................................................25 Section 6.3 Additional Allocation Provisions ...............................................................25 Section 6.4 Tax Allocations ..........................................................................................27

TABLE OF CONTENTS (continued) Page ii sf-6131095 ARTICLE 7 MANAGEMENT AND OPERATIONS OF BUSINESS ........................................27 Section 7.1 Management ...............................................................................................27 Section 7.2 Certificate of Limited Partnership .............................................................30 Section 7.3 Restrictions on General Partner’s Authority ..............................................30 Section 7.4 Reimbursement of the General Partner ......................................................32 Section 7.5 Outside Activities of the General Partner ..................................................33 Section 7.6 Contracts with Affiliates ............................................................................33 Section 7.7 Indemnification ..........................................................................................34 Section 7.8 Liability of the General Partner .................................................................35 Section 7.9 Other Matters Concerning the General Partner .........................................36 Section 7.10 Title to Partnership Assets .........................................................................36 Section 7.11 Reliance by Third Parties ...........................................................................37 ARTICLE 8 RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS ..................................37 Section 8.1 Limitation of Liability................................................................................37 Section 8.2 Management of Business ...........................................................................37 Section 8.3 Outside Activities of Limited Partners ......................................................37 Section 8.4 Return of Capital ........................................................................................38 Section 8.5 Rights of Limited Partners Relating to the Partnership .............................38 Section 8.6 Exchange Rights ........................................................................................39 Section 8.7 Redemption Rights.....................................................................................40 ARTICLE 9 BOOKS, RECORDS, ACCOUNTING AND REPORTS ........................................43 Section 9.1 Records and Accounting ............................................................................43 Section 9.2 Fiscal Year .................................................................................................43 Section 9.3 Reports .......................................................................................................43 ARTICLE 10 TAX MATTERS .....................................................................................................44 Section 10.1 Preparation of Tax Returns ........................................................................44 Section 10.2 Tax Elections .............................................................................................44 Section 10.3 Tax Matters Partner; Partnership Representative ......................................44 Section 10.4 Organizational Expenses ............................................................................46 Section 10.5 Withholding ...............................................................................................46 ARTICLE 11 TRANSFERS AND WITHDRAWALS .................................................................47 Section 11.1 Transfer ......................................................................................................47 Section 11.2 Transfer of General Partner’s Partnership Interest ....................................47 Section 11.3 Limited Partners’ Rights to Transfer .........................................................48 Section 11.4 Substituted Limited Partners ......................................................................50 Section 11.5 Assignees ...................................................................................................50 Section 11.6 General Provisions .....................................................................................50

TABLE OF CONTENTS (continued) Page iii sf-6131095 ARTICLE 12 ADMISSION OF PARTNERS ...............................................................................52 Section 12.1 Admission of Successor General Partner ...................................................52 Section 12.2 Admission of Additional Limited Partners ................................................52 Section 12.3 Amendment of Agreement and Certificate of Limited Partnership ...........52 Section 12.4 Limit on Number of Partners .....................................................................52 ARTICLE 13 DISSOLUTION AND LIQUIDATION .................................................................53 Section 13.1 Dissolution .................................................................................................53 Section 13.2 Winding Up ................................................................................................53 Section 13.3 Liquidating Trusts and Reserves ................................................................54 Section 13.4 Deemed Distribution and Recontribution ..................................................55 Section 13.5 Rights of Limited Partners .........................................................................55 Section 13.6 Notice of Dissolution .................................................................................55 Section 13.7 Cancellation of Certificate of Limited Partnership ....................................55 Section 13.8 Reasonable Time for Winding-Up .............................................................56 Section 13.9 Waiver of Partition .....................................................................................56 ARTICLE 14 PROCEDURES FOR AMENDMENT OF PARTNERSHIP AGREEMENT; CONSENTS .......................................................................................................................56 Section 14.1 Amendments ..............................................................................................56 Section 14.2 Action by the Partners ................................................................................56 ARTICLE 15 GENERAL PROVISIONS .....................................................................................57 Section 15.1 Addresses and Notice .................................................................................57 Section 15.2 Titles and Captions ....................................................................................57 Section 15.3 Pronouns and Plurals..................................................................................57 Section 15.4 Further Action ............................................................................................57 Section 15.5 Binding Effect ............................................................................................58 Section 15.6 Creditors .....................................................................................................58 Section 15.7 Waiver ........................................................................................................58 Section 15.8 Counterparts ...............................................................................................58 Section 15.9 Applicable Law ..........................................................................................58 Section 15.10 Invalidity of Provisions ..............................................................................58 Section 15.11 Limitation to Preserve REIT Status ...........................................................58

sf-6131095 THIRD AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF TANGER PROPERTIES LIMITED PARTNERSHIP THIS THIRD AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT, dated and effective as of February 20, 2025, is entered into by and among Tanger Inc., a North Carolina corporation, as the General Partner, Tanger LP Trust, a Maryland business trust, as a Limited Partner, and the other Limited Partners identified on the books and records of the Partnership, together with any other Persons who become Partners in the Partnership as provided herein. This Agreement, as defined below, amends, restates and supersedes the Second Amended Agreement, as defined below, in its entirety. ARTICLE 1 DEFINED TERMS Section 1.1 Definitions The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement. “Act” means the North Carolina Revised Uniform Limited Partnership Act, as it may be amended from time to time, and any successor to such statute. “Additional Funds” has the meaning set forth in Section 4.5.A. “Additional Limited Partner” means a Person admitted to the Partnership as a Limited Partner pursuant to Section 12.2 and who is shown as such on the books and records of the Partnership. “Adjusted Capital Account” means, with respect to any Partner, the balance, if any, in such Partner’s Capital Account as of the end of the relevant Partnership Year or other period, after giving effect to the following adjustments: (i) increase such Capital Account by any amounts which such Partner is obligated to restore pursuant to this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentence of each of Regulations Sections 1.704-2(i)(5) and 1.704-2(g); and (ii) decrease such Capital Account by the items described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6). The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith. “Adjusted Capital Account Deficit” means, with respect to any Partner, the deficit balance, if any, in such Partner’s Adjusted Capital Account as of the end of the relevant Partnership Year or other applicable period.

2 “Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such Person. “Agreed Value” means (i) in the case of any Contributed Property and as of the time of its contribution to the Partnership, the fair market value of such property or other consideration as determined by the General Partner, reduced by any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed; and (ii) in the case of any property distributed to a Partner by the Partnership, the fair market value of such property as determined by the General Partner at the time such property is distributed, reduced by any indebtedness either assumed by such Partner upon such distribution or to which such property is subject at the time of the distribution as determined under Section 752 of the Code and the regulations thereunder. “Agreement” means this Third Amended and Restated Limited Partnership Agreement, as it may be further amended, supplemented or restated from time to time, including, as the context may require, any exhibit attached hereto and incorporated herein. “Amended Certificate” means the amended and restated Certificate of Limited Partnership relating to the Partnership filed in the office of the North Carolina Secretary of State, as amended from time to time in accordance with the terms hereof and the Act. “Appraisal” means with respect to any assets, the opinion of an independent third party experienced in the valuation of similar assets, selected by the General Partner in good faith, such opinion may be in the form of an opinion by such independent third party that the value for such property or asset as set by the General Partner is fair, from a financial point of view, to the Partnership. “Articles of Incorporation” means the Articles of Incorporation of Tanger filed in the state of North Carolina on March 3, 1993, as amended or restated from time to time. “Assignee” means a Person to whom one or more Partnership Units have been transferred in a manner permitted under this Agreement, but who has not become a Substituted Limited Partner, and who has the rights set forth in Section 11.5. “Assumption” has the meaning set forth in Section 8.7.B. “Available Cash” means, with respect to any period for which such calculation is being made, (i) the sum of: (a) the Partnership’s Net Income or Net Loss (as the case may be) for such period, (b) Depreciation and all other noncash charges deducted in determining Net Income or Net Loss for such period, (c) the amount of any reduction in reserves of the Partnership referred to in clause (ii)(f) below (including, without limitation, reductions resulting because the General Partner determines such amounts are no longer necessary),

3 (d) the excess of the net proceeds from the sale, exchange, disposition, or refinancing of Partnership property for such period over the gain (or loss, as the case may be) recognized from any such sale, exchange, disposition, or refinancing during such period (excluding Terminating Capital Transactions), and (e) all other cash received by the Partnership for such period or prior periods that was not included in determining Net Income or Net Loss for such period or prior periods or any other cash that would be legally available for distribution; (ii) less the sum of: (a) all principal debt payments made during such period by the Partnership, (b) capital expenditures made by the Partnership during such period, (c) investments in any entity (including loans made thereto) to the extent that such investments are not otherwise described in clauses (ii)(a) or (b), (d) all other expenditures and payments not deducted in determining Net Income or Net Loss for such period, (e) any amount included in determining Net Income or Net Loss for such period that was not received by the Partnership during such period, and (f) the amount of any increase in reserves established during such period which the General Partner determines are necessary or appropriate in its sole and absolute discretion. Notwithstanding the foregoing, Available Cash shall not include any cash received or reductions in reserves, or take into account any disbursements made or reserves, established, after commencement of the dissolution and liquidation of the Partnership. “Bankruptcy” means any event where the General Partner, or the Partnership, as the case may be, makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, is adjudicated a bankrupt or insolvent, files a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against him in any proceeding of this nature, or seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for all or any substantial part of its properties, in each case, if it is a Bankruptcy of the General Partner, within the meaning of Section 59-402 of the Act (or any successor provision). In addition, the term “Bankruptcy” shall include any act under Section 59-402(5) of the Act. “Board of Directors” means the Board of Directors of Tanger. “Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to be closed.

4 “Capital Account” means, with respect to any Partner, the Capital Account maintained for such Partner in accordance with the following provisions: (a) To each Partner’s Capital Account there shall be added such Partner’s Capital Contributions, such Partner’s share of Net Income and any items in the nature of income or gain which are specially allocated hereunder, and the amount of any Partnership liabilities assumed by such Partner or which are secured by any property distributed to such Partner. (b) From each Partner’s Capital Account there shall be subtracted the amount of cash and the Gross Asset Value of any property distributed to such Partner pursuant to any provision of this Agreement, such Partner’s distributive share of Net Losses and any items in the nature of expenses or losses which are specially allocated hereunder, and the amount of any liabilities of such Partner assumed by the Partnership or which are secured by any property contributed by such Partner to the Partnership. (c) In the event any interest in the Partnership is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest. (d) In determining the amount of any liability for purposes of subsections (a) and (b) hereof, there shall be taken into account Section 752(c) of the Code and any other applicable provisions of the Code and Regulations. (e) The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b) and Section 1.704-2 to the greatest extent possible, and shall be interpreted and applied in a manner consistent with such Regulations to the greatest extent possible. In the event the General Partner determines it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Partnership, the General Partner, or the Limited Partners) are computed in order to comply with Regulations Section 1.704-1(b) and Section 1.704-2, the General Partner may make such modification; provided that it is not likely to have a material effect on the amounts distributable to any Person pursuant to Article 13 of the Agreement upon the dissolution of the Partnership. The General Partner also may (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership’s balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b) or Section 1.704-2. “Capital Contribution” means, with respect to any Partner, the amount of money and the initial Gross Asset Value of any property (other than money) contributed to the Partnership by such Partner. “Cash Amount” means an amount of cash equal to the Value on the Valuation Date of the REIT Shares Amount.

5 “Certificate” means the Certificate of Limited Partnership relating to the Partnership filed in the office of the North Carolina Secretary of State, as amended from time to time in accordance with the terms hereof and the Act (including, without limitation, as amended by the Amended Certificate). “Class A Common Unit” means: (i) any Partnership Unit that was held by a Limited Partner (other than the Wholly-Owned LP Trust) on the First Transfer Date, without regard to any subsequent transfer of such Partnership Unit other than an Exchange; and (ii) any other Partnership Unit denominated as such under the Second Amended Agreement, this Agreement or at its issuance. “Class A Limited Partner” means any Limited Partner that holds Class A Common Units. “Class B Common Unit” means: (i) any Partnership Unit that was transferred from Tanger to the Wholly-Owned LP Trust, without regard to any subsequent transfer of such Partnership Unit; (ii) any Partnership Unit (other than a Preferred Unit) issued after the First Transfer Date to the Wholly-Owned LP Trust pursuant to Section 4.5 of this Agreement in exchange for a Capital Contribution; and (iii) any other Partnership Unit denominated as such under the Second Amended Agreement, this Agreement or at its issuance. In addition, upon an acquisition of a Class A Common Unit by the Wholly-Owned LP Trust pursuant to an Exchange or Assumption, such Class A Common Unit automatically shall become a Class B Common Unit. “Class C Common Unit” means any Partnership Unit denominated as such under this Agreement or at its issuance, including when arising as a result of the conversion of any LTIP Unit. “Code” means the Internal Revenue Code of 1986, as amended from time to time or any successor statute thereto, as interpreted by the applicable regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law. “Consent” means the consent to, approval of, or vote on a proposed action by a Partner given in accordance with Article 14 hereof. “Consent of the Class A Limited Partners” means the Consent of a Majority in Interest of the Class A Limited Partners, which Consent shall be obtained prior to the taking of any action for which it is required by this Agreement. “Contributed Property” means each property or other asset, in such form as may be permitted by the Act, but excluding cash, contributed or deemed contributed to the Partnership (or deemed contributed to the Partnership on termination and reconstitution thereof pursuant to Section 708 of the Code). “Debt” means, as to any Person, as of any date of determination, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services; (ii) all amounts owed by such Person to banks or other Persons in respect of reimbursement obligations under letters of credit, surety bonds and other similar instruments guaranteeing payment or other performance of obligations by such Person; (iii) all indebtedness for borrowed money or for the

6 deferred purchase price of property or services secured by any lien on any property owned by such Person, to the extent attributable to such Person’s interest in such property, even though such Person has not assumed or become liable for the payment thereof; and (iv) lease obligations of such Person that, in accordance with generally accepted accounting principles, should be capitalized. “Depreciation” means, for each Partnership Year or other applicable period, an amount equal to the U.S. federal income tax depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for U.S. federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the U.S. federal income tax depreciation, amortization or other cost recovery deduction for such year or period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner. “Deemed Value of the Partnership” means, as of any date, the total number of REIT Shares issued and outstanding as of the close of business on such date (excluding any treasury shares) multiplied by the Value of a REIT Share on such date, divided by the combined Percentage Interests of Tanger and the Wholly-Owned LP Trust on such date. “Disregarded Entity” means, (i) any “qualified REIT subsidiary” (within the meaning of Section 856(i)(2) of the Code), (ii) any entity treated as a disregarded entity for U.S. federal income tax purposes with respect to any Person, or (iii) any grantor trust. “Effective Date” means the date hereof. “Exchange” has the meaning set forth in Section 8.6. “Exchange Factor” initially means 1.0; provided that: (a) in the event that Tanger (i) declares or pays a dividend on its outstanding REIT Shares in REIT Shares to all holders of its outstanding REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares, (ii) splits or subdivides its REIT Shares into a larger number of REIT Shares or (iii) affects a reverse split combines its outstanding REIT Shares into a smaller number of REIT Shares, the Exchange Factor shall be adjusted by multiplying the Exchange Factor previously in effect by a fraction, the numerator of which shall be the number of REIT Shares issued and outstanding on the record date for such dividend, distribution, split, subdivision, reverse split or combination (assuming for such purposes that such dividend, distribution, split, subdivision, reverse split or

7 combination has occurred as of such time), and the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, split, subdivision, reverse split or combination; (b) in the event that Tanger distributes any rights, options or warrants to all holders of its REIT Shares to subscribe for or to purchase or to otherwise acquire REIT Shares (or other securities or rights convertible into, exchangeable for or exercisable for REIT Shares) at a price per share less than Value of a REIT Share on the record date for such distribution (each a “Distributed Right”), then the Exchange Factor shall be adjusted by multiplying the Exchange Factor previously in effect by a fraction, the numerator of which shall be the number of REIT Shares issued and outstanding on the record date plus the maximum number of REIT Shares purchasable under such Distributed Rights, and the denominator of which shall be the number of REIT Shares issued and outstanding on the record date plus a fraction, the numerator of which is the maximum number of REIT Shares purchasable under such Distributed Rights times the minimum purchase price per REIT Share under such Distributed Rights, and the denominator of which is the Value of a REIT Share as of the record date; provided that if any such Distributed Rights expire or become no longer exercisable, then the Exchange Factor shall be adjusted, effective retroactive to the date of distribution of the Distributed Rights, to reflect a reduced maximum number of REIT Shares or any change in the minimum purchase price for the purposes of the above fractions; and (c) in the event Tanger shall, by dividend or otherwise, distribute to all holders of its REIT Shares evidences of its indebtedness or assets (including securities, but excluding any dividend or distribution referred to in clause (i) above), which evidences of indebtedness or assets relate to assets not received by Tanger or through the Wholly-Owned LP Trust pursuant to a pro rata distribution by the Partnership, then the Exchange Factor shall be adjusted to equal the amount determined by multiplying the Exchange Factor in effect immediately prior to the close of business on the date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be such Value of each REIT Share on the date fixed for such determination, and the denominator shall be the Value of each REIT Share on the dated fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive) of the portion of the evidences of indebtedness or assets so distributed applicable to one REIT Share. Any adjustment to the Exchange Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event; provided that any Limited Partner may waive, by written notice to the General Partner, the effect of any adjustment to the Exchange Factor applicable to the Units held by such Limited Partner, and thereafter, such adjustment will not be effective as to such Units. “Exchange Right” has the meaning set forth in Section 8.6. “First Transfer Date” means December 31, 1999, the effective date of the transfer of the entire Partnership Interest of Tanger to the Wholly-Owned LP Trust and Tanger GP Trust, a Maryland business trust, as provided in the Partnership Interest Transfer Agreement dated December 30, 1999 among Tanger, Tanger Family Limited Partnership, the Wholly-Owned LP Trust and Tanger GP Trust.

8 “Flow-Through Entity” has the meaning set forth in Section 11.6.E. “Funding Debt” means the incurrence of any Debt by or on behalf of Tanger for the purpose of providing funds to the Partnership. “Funding Notice” has the meaning set forth in Section 4.5.B. “General Partner” means Tanger or any successor thereto, including any successor by merger or consolidation, or such other person that is admitted as general partner of the Partnership; provided that, from the period from the First Transfer Date to the Second Transfer Date, the general partner of the Partnership was Tanger GP Trust, a Maryland business trust. “General Partner Interest” means a Partnership Interest held by the General Partner that is a general partnership interest under the Act. A General Partner Interest may be expressed as a number of Partnership Units. “General Partner Loan” has the meaning set forth in Section 4.5.C. “GP Payment” has the meaning set forth in Section 15.11. “Gross Asset Value” means, with respect to any asset, the asset’s adjusted tax basis for U.S. federal income tax purposes, except as follows: (a) The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset, as determined by the contributing Partner and the General Partner; provided that if the contributing Partner is the General Partner then, except with respect to capital contributions of cash, the determination of the fair market value of the contributed asset shall be determined by Appraisal. (b) Unless otherwise determined by the General Partner, the Gross Asset Values of all Partnership assets shall be adjusted to equal their respective gross fair market values, as determined by the General Partner using such reasonable method of valuation as it may adopt, immediately prior to the occurrence of any event described in clauses (i) through (v) below: (i) the acquisition of an additional interest in the Partnership by a new or existing Partner in exchange for more than a de minimis Capital Contribution, if the General Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership; (ii) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership property as consideration for an interest in the Partnership if the General Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership; (iii) the liquidation of the Partnership within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g);

9 (iv) the grant of LTIP Units, or any other interest in the Partnership (other than a de minimis interest) as consideration for the provision of services to or for the benefit of the Partnership by an existing Partner acting in a Partner capacity, or by a new Partner acting in a Partner capacity or in anticipation of being a Partner; and (v) at such other times as the General Partner shall reasonably determine necessary or advisable in order to comply with Regulations Sections 1.704-1(b) and 1.704- 2. (c) The Gross Asset Value of any Partnership asset distributed to a Partner shall be the gross fair market value of such asset on the date of distribution as determined by the distributee and the General Partner, or if the distributee and the General Partner cannot agree on such a determination, by Appraisal. (d) The Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted tax basis of such assets pursuant to Sections 734(b) or 743(b) of the Code, but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m); provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (d) to the extent that the General Partner reasonably determines that an adjustment pursuant to subparagraph (b) is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (d). (e) If the Gross Asset Value of a Partnership asset has been determined or adjusted pursuant to subparagraph (a), (b) or (c), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Income and Net Losses. “Holder” means either the Partner or Assignee owning a Unit. “IRS” means the Internal Revenue Service, which administers the internal revenue laws of the United States. “Immediate Family” means, with respect to any natural Person, such natural Person’s estate or heirs or current spouse, parents, parents-in-law, children, siblings and grandchildren and any trust or estate, all of the beneficiaries of which consist of such Person or such Person’s spouse, parents, parents-in-law, children, siblings or grandchildren. “Incapacity” or “Incapacitated” means, (i) as to any individual Partner, death, total physical disability or entry by a court of competent jurisdiction adjudicating such Partner incompetent to manage such Partner’s Person or estate; (ii) as to any corporation or limited liability company that is a Partner, the filing of a certificate of dissolution, or its equivalent, for the entity or the revocation of its charter or equivalent organizational document; (iii) as to any partnership which is a Partner, the dissolution and commencement of winding up of the partnership; (iv) as to any estate which is a Partner, the distribution by the fiduciary of the estate’s entire interest in the Partnership; (v) as to any trustee of a trust which is a Partner, the termination of the trust (but not the substitution of a new trustee); or (vi) as to any Partner, the bankruptcy of such Partner. For purposes of this definition, bankruptcy of a Partner shall be deemed to have occurred when (a) the Partner

10 commences a voluntary proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect, (b) the Partner is adjudged as bankrupt or insolvent, or a final and nonappealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against the Partner, (c) the Partner executes and delivers a general assignment for the benefit of the Partner’s creditors, (d) the Partner files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Partner in any proceeding of the nature described in clause (b) above, (e) the Partner seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for the Partner or for all or any substantial part of the Partner’s properties, (f) any proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within 120 days after the commencement thereof, (g) the appointment without the Partner’s consent or acquiescence of a trustee, receiver of liquidator has not been vacated or stayed within 90 days of such appointment, or (h) an appointment referred to in clause (g) above is not vacated within 90 days after the expiration of any such stay. “Incentive Award Plan” means the Incentive Award Plan of Tanger Factory Outlet Centers, Inc. and Tanger Properties Limited Partnership (Amended and Restated as of May 19, 2023), as amended, amended and restated, or replaced from time to time. “Indemnitee” means (i) any Person made a party to a proceeding by reason of such Person’s status as (A) the General Partner or (B) a director, trustee or officer of the Partnership or the General Partner or any of their respective Subsidiaries or Affiliates, and (ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time, in its sole and absolute discretion. “Limited Partner” means: (i) any Person admitted to the Partnership as a Limited Partner as reflected on the books and records of the Partnership, and without regard to any classification of the Partnership Interests held by such Person named as a Limited Partner; and (ii) any Substituted Limited Partner or Additional Limited Partner, in such Person’s capacity as a Limited Partner in the Partnership. “Limited Partnership Interest” means a Partnership Interest of a Limited Partner representing a fractional part of the Partnership Interests of all Limited Partners and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Limited Partnership Interest may be expressed as a number of Partnership Units and/or Preferred Units. “Liquidating Event” has the meaning set forth in Section 13.1.A. “Liquidator” has the meaning set forth in Section 13.2.A. “LTIP Unit” means any Partnership Unit created pursuant to Exhibit B hereto. “Majority in Interest of the Class A Limited Partners” means those Limited Partners (other than any Limited Partner 50% or more of whose equity is owned, directly or indirectly, by the General Partner) collectively holding a number of Class A Common Units that is greater than fifty

11 percent (50%) of the aggregate number of Class A Common Units of all Limited Partners (other than any Limited Partner 50% or more whose equity is owned, directly or indirectly, by the General Partner). “Net Income” or “Net Loss” means for each Partnership Year, an amount equal to the Partnership’s taxable income or loss for such Partnership Year, determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain loss, or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss), with the following adjustments: (a) Any income of the Partnership that is exempt from U.S. federal income tax and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition of Net Income or Net Loss shall be added to (or subtracted from, as the case may be) such taxable income or loss; (b) Any expenditures of the Partnership described in Section 705(a)(2)(B) of the Code or treated as such expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition of Net Income or Net Loss shall be subtracted from such taxable income or loss; (c) In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to subparagraph (b) or subparagraph (c) of the definition of Gross Asset Value, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Income or Net Loss; (d) Gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for U.S. federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding whether the adjusted tax basis of such property differs from its Gross Asset Value; (e) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Partnership Year; (f) To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Sections 734(b) 743(b) of the Code is required pursuant to Regulations Section 1.704- 1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Partner’s interest in the Partnership, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Income or Net Loss; and (g) Notwithstanding any other provision of this definition of Net Income or Net Loss, any items which are specially allocated pursuant to Section 6.3 shall not be taken into account in computing Net Income or Net Loss. The amounts of the items of Partnership income, gain, loss, or deduction available to be specially allocated pursuant to Section 6.3 shall be determined by applying rules analogous to those set forth in this definition of Net Income or Net Loss.

12 “Nonrecourse Deductions” has the meaning set forth in Regulations Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(c). “Nonrecourse Liability” has the meaning set forth in Regulations Section 1.752-1(a)(2). “Notice of Exchange” means a Notice of Exchange substantially in the form of Exhibit A- 1. “Notice of Redemption” means a Notice of Redemption substantially in the form of Exhibit A-2. “Partner” means a General Partner or a Limited Partner, and “Partners” means the General Partner and the Limited Partners. “Partner Minimum Gain” means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704- 2(i)(3). “Partner Nonrecourse Debt” has the meaning set forth in Regulations Section 1.704- 2(b)(4). “Partner Nonrecourse Deductions” has the meaning set forth in Regulations Section 1.704- 2(i)(2), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(i)(2). “Partnership” means Tanger Properties Limited Partnership, as formed under the Act and pursuant to this Agreement, and any successor thereto. “Partnership Audit Rules” means Section 1101 of the Bipartisan Budget Act of 2015, together with the rules and regulations implementing such legislation. “Partnership Interest” means an ownership interest in the Partnership of either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Partnership Interest may be expressed as a number of Partnership Units and/or Preferred Units. “Partnership Minimum Gain” has the meaning set forth in Regulations Section 1.704- 2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in Partnership Minimum Gain, for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(d). “Partnership Record Date” means the record date established by the General Partner for the distribution of Available Cash pursuant to Section 5.1, which record date shall be the same as the record date established by Tanger for a distribution to holders of REIT Common Shares.

13 “Partnership Unit” means a fractional, undivided share of the Partnership Interests of all Partners issued pursuant to Sections 4.1 and 4.2, but does not include Preferred Units issued pursuant to Section 4.6. “Partnership Year” means the fiscal year of the Partnership, which shall be the calendar year. “Percentage Interest” means, as to a Partner and except as otherwise provided herein, its interest in the Partnership as determined by dividing the Partnership Units (other than Preferred Units) owned by such Partner by the total number of Partnership Units (other than Preferred Units) then outstanding and as specified in the books and records of the Partnership, subject to such adjustments as may be set forth herein. In addition, the General Partner shall determine the Percentage Interest attributable to an LTIP Unit, which Percentage Interest may vary as to the same LTIP Unit depending on the purpose to which it is being applied, taking into account the entitlement to distributions and conversion under Exhibit B of such LTIP Unit. Preferred Units are not included in any aspect of this calculation. “Person” means an individual or a corporation, limited liability company, partnership, trust, unincorporated organization, association or other entity. “Preferred Distribution” means, with respect to any Preferred Unit of a particular class, an amount per Unit equal to the amount established for such class of Preferred Units. “Preferred Distribution Shortfall” has the meaning set forth in Section 5.1.B(1). “Preferred Offering” means any offering of any Preferred Shares by Tanger. “Preferred Shares” means any Preferred Shares issued from time to time by Tanger. “Preferred Units” means (i) the interests in the Partnership received by the Wholly-Owned LP Trust in exchange for the additional capital contribution described in Section 4.6 from the issuance of Preferred Shares, and (ii) any other interests in the Partnership denominated as such at their issuance and having such preferential rights and such other rights, preferences, privileges and obligations established with respect to the class of interests to which such interests belong. “Properties” means such interests in real property and personal property including without limitation, fee interests, interests, in ground leases, interests in joint ventures, interests in mortgages, and Debt instruments as the Partnership may hold from time to time. “Publicly Traded” means listed or admitted to trading on the New York Stock Exchange, the NYSE MKT LLC, the NASDAQ Stock Market or any successor to any of the foregoing. “Qualified Transferee” means an “Accredited Investor” as defined in Rule 501 promulgated under the Securities Act. “Redeeming Partner” has the meaning set forth in Section 8.7.A. “Redemption” has the meaning set forth in Section 8.7.A.

14 “Redemption Right” has the meaning set forth in Section 8.7.A. “Regulations” means the tax regulations, including temporary and proposed regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations). “Regulatory Allocations” has the meaning set forth in Section 6.3.A(8). “REIT” means a real estate investment trust under Section 856 of the Code. “REIT Requirements” has the meaning set forth in Section 5.1. “REIT Share” means a common share of Tanger, but shall not, for purposes of the definition of “Exchange Factor,” include any Excess Shares (as defined in the Articles of Incorporation of Tanger). “REIT Shares Amount” means a number of REIT Shares equal to the product of the number of Partnership Units made subject to an Exchange or Redemption by a Limited Partner, multiplied by the Exchange Factor. “Second Amended Agreement” means the Second Amended and Restated Limited Partnership Agreement of the Partnership dated as of November 12, 2021. “Second Transfer Date” means November 12, 2021. “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder. “Specified Exchange Date” means the tenth Business Day following receipt by the General Partner of a Notice of Exchange or such shorter period as the General Partner, in its sole and absolute discretion, may determine; provided, however, that, if the REIT Shares are not Publicly Traded or if the Partnership has more than 99 partners, as determined in accordance with the provisions of Regulations Section 1.7704-1(h), the Specified Exchange Date means the thirtieth Business Day after receipt by the General Partner of a Notice of Exchange. “Specified Redemption Date” means the tenth Business Day after the Valuation Date or such shorter period as the General Partner, in its sole and absolute discretion, may determine; provided, however, that, if the REIT Shares are not Publicly Traded or if the Partnership has more than 99 partners, as determined in accordance with the provisions of Regulations Section 1.7704- 1(h), the Specified Redemption Date means the thirtieth Business Day after receipt by the General Partner of a Notice of Redemption. “Stock Option Plan” means the non-qualified and incentive stock option plan of Tanger. “Subsidiary” means, with respect to any Person, any other Person (which is not an individual) of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person.

15 “Substituted Limited Partner” means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 11.4. “Surviving Partnership” has the meaning set forth in Section 11.2.C(2). “Tanger” means Tanger Inc., a North Carolina corporation that qualifies as a REIT. “Tax Items” has the meaning set forth in Section 6.4. “Tendered Units” has the meaning set forth in Section 8.6.A. “Tendering Partner” has the meaning set forth in Section 8.6.A. “Terminating Capital Transaction” means any sale or other disposition of all or substantially all of the assets of the Partnership or a related series of transactions that, taken together, result in the sale or other disposition of all or substantially all of the assets of the Partnership. “Transaction” has the meaning set forth in Section 11.2.C. “Transfer” has the meaning set forth in Section 11.1. “Unit” means a fractional, undivided share of the Partnership Interests of all Partners issued pursuant to Sections 4.1 and 4.2. “Valuation Date” means the date of receipt by Tanger of a Notice of Exchange or Notice of Redemption or, if such date is not a Business Day, the immediately preceding Business Day. “Value” means, with respect to a REIT Share, the average of the daily market price for the ten (10) consecutive trading days immediately preceding the Valuation Date. The market price for each such trading day shall be: (i) if the REIT Shares are listed or admitted to trading on any securities exchange or the NASDAQ-National Market System, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, (ii) if the REIT Shares are not listed or admitted to trading on any securities exchange or the NASDAQ-National Market System, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or (iii) if the REIT Shares are not listed or admitted to trading on any securities exchange or the NASDAQ-National Market System and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 10 days prior to the date in question) for which prices have been so reported; provided that if there are no bid and asked prices reported during the 10 days prior to the date in question, the Value of the REIT Shares shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event the REIT Shares Amount includes rights that a holder of REIT Shares would be entitled to receive, then the Value of such rights shall be determined by the General Partner acting in good

16 faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate; and provided further that, in connection with determining the Deemed Value of the Partnership for purposes of determining the number of additional Partnership Units issuable upon a Capital Contribution funded by an underwritten public offering of REIT Shares, then the Value of the REIT Shares shall be the public offering price per share of the REIT Shares sold. “Wholly-Owned LP Trust” means Tanger LP Trust, a Maryland business trust. ARTICLE 2 ORGANIZATIONAL MATTERS Section 2.1 Organization The Partnership is a limited partnership formed pursuant to the provisions of the Act and upon the terms and conditions set forth in this Agreement. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. The Partnership Interest of each Partner shall be personal property for all purposes. Section 2.2 Name The name of the Partnership is Tanger Properties Limited Partnership. The Partnership’s business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate thereof. The words “Limited Partnership,” “LP.,” “Ltd.” or similar words or letters shall be included in the Partnership’s name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from time to time and shall notify the Limited Partners of such change in the next regular communication to the Limited Partners. Section 2.3 Registered Office and Agent; Principal Office The address of the registered office of the Partnership in the State of North Carolina is located at 3200 Northline Avenue, Suite 360, Greensboro, North Carolina, and the registered agent for service of process on the Partnership in the State of North Carolina at such registered office shall be as set forth in the Certificate, as it may be amended from time to time. The principal office of the Partnership is 3200 Northline Avenue, Suite 360, Greensboro, North Carolina 27408 or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of North Carolina as the General Partner deems advisable.

17 Section 2.4 Books and Records The General Partner or its designee (including, if applicable, any transfer agent appointed by the General Partner) shall maintain records in accordance with the Act and Section 9.1 that reflect: (i) the number of each class (and series within any class) of Units outstanding, (ii) the names and addresses of each Partner and the number and class (and series within any class) of Units owned by each Partner, (iii) the dates and amounts of Capital Contributions and the Gross Asset Value of any Contributed Property, (iv) the dates of issuance of Units and (v) the admission of any Additional Limited Partners or any Substituted Limited Partners. Such books and records shall be the definitive record of ownership of each Unit and all relevant information with respect to each Partner. The Partnership shall be entitled to recognize the exclusive right of a Person registered on its records as the owner of Units for all purposes and shall not be bound to recognize any equitable or other claim to or interest in Units on the part of any other Person, whether or not it shall have express or other notice thereof, except as otherwise provided by the Act. Section 2.5 Power of Attorney A. Each Limited Partner and each Assignee constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to: (1) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (a) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of North Carolina and in all other jurisdictions in which the Partnership may conduct business or own property; (b) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (c) all conveyances and other instruments or documents that the General Partner or Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (d) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in this Agreement or the Capital Contribution of any Partner; and (e) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of Partnership Interests; and (2) execute, swear to, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the sole discretion of the General Partner, to effectuate the terms or intent of this Agreement.

18 Nothing contained herein shall be construed as authorizing the General Partner to amend this Agreement except in accordance with Article 14 or as may be otherwise expressly provided for in this Agreement. B. The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power and authority of the General Partner and the Liquidator to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or Assignee and the transfer of all or any portion of such Limited Partner’s or Assignee’s Partnership Units and shall extend to such Limited Partner’s or Assignee’s heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner, acting in good faith pursuant to such power of attorney; and each such Limited Partner or Assignee hereby waives any and all defenses which may be available to contest, engage or disaffirm the action of the General Partner, taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidator, within 15 days after receipt of the General Partner’s request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership. Section 2.6 Term The term of the Partnership commenced on May 24, 1993, and shall continue until the date set forth in the Certificate unless it is dissolved sooner pursuant to the provisions of Article 13 or as otherwise provided by law. ARTICLE 3 PURPOSE Section 3.1 Purpose and Business The purpose and nature of the business to be conducted by the Partnership is (i) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act; provided, however, that such business shall be limited to and conducted in such a manner as to permit Tanger at all times to be classified as a REIT for federal income tax purposes, unless Tanger has determined to cease to qualify as a REIT, (ii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing or the ownership of interests in any entity engaged in any of the foregoing and (iii) to do anything necessary or incidental to the foregoing. Section 3.2 Powers The Partnership is empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership; provided that the Partnership shall not take, or refrain from taking, any action which, in the judgment of the General Partner, in its sole and absolute discretion, (i) could adversely affect the

19 ability of Tanger to continue to qualify as a REIT, (ii) could subject Tanger to any additional taxes under Section 857 or Section 4981 of the Code or any other related or successor provision of the Code, or (iii) could violate any law or regulation of any governmental body or agency having jurisdiction over Tanger, or its securities or the Partnership, unless any such action (or inaction) under (i), (ii) or (iii) shall have been specifically consented to by the General Partner in writing. ARTICLE 4 CAPITAL CONTRIBUTIONS; UNITS; ETC. Section 4.1 Initial Capital Contributions of the Partners, Units and Percentage Interests As of the Effective Date, the Partners own the Units as set forth in the books and records of the Partnership. To the extent the Partnership acquires after the date of this Agreement any property by the merger of any other Person into the Partnership, Persons who receive Partnership Interests in exchange for their interests in the Person merging into the Partnership shall become Partners and shall be deemed to have made Capital Contributions as provided in the applicable merger agreement and as set forth in the books and records of the Partnership. The Partners shall own Units in the amounts and shall have a Percentage Interest in the Partnership as set forth in the books and records of the Partnership, which Percentage Interest shall be adjusted in the books and records of the Partnership from time to time by the General Partner to the extent necessary to reflect accurately exchanges, redemptions, Capital Contributions, the issuance of additional Partnership Units, or similar events having an effect on a Partner’s Percentage Interest. Except as provided herein, the Partners shall have no obligation to make any additional Capital Contributions or loans to the Partnership. Section 4.2 Issuances of Units A. Generally. Subject to the terms of this Agreement, the General Partner is hereby authorized to cause the Partnership from time to time to issue to the Partners (including the General Partner and its Affiliates) or other Persons (including, without limitation, in connection with the contribution of property to the Partnership or any of its Subsidiaries or pursuant to the Incentive Award Plan) Units (including Preferred Units and Partnership Units) or other Partnership Interests (or warrants, options or convertible securities exercisable or convertible into such Units or other Partnership Interests) in one or more classes, or in one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to one or more other classes of Partnership Interests, all as shall be determined, subject to applicable North Carolina law, by the General Partner in its sole and absolute discretion, including, without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests, (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions, (iii) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership, (iv) the rights, if any, of each such class to vote on or consent to any matters, and (v) the consideration, if any, to be received by the Partnership; provided, however, that no such Units or other Partnership Interests shall be issued, directly or indirectly, to Tanger unless (a) the Partnership Interests are issued in connection with the grant, award or issuance of REIT Shares or other equity interests in Tanger having

20 designations, preferences and other rights such that the economic interests attributable to such REIT Shares or other equity interests are substantially similar to the designations, preferences and other rights (except voting rights) of the Partnership Interests issued to the General Partner in accordance with this Section 4.2.A., (b) without duplication, Tanger makes, directly or indirectly, an additional Capital Contribution to the Partnership, or (c) the additional Partnership Interests are issued to all Partners holding Partnership Interests in the same class in proportion to their respective percentage ownership of such class. If the Partnership issues Partnership Interests pursuant to this Section 4.2.A., the General Partner shall make such revisions to this Agreement as it deems necessary to reflect the issuance of such Partnership Interests. The designation of any newly issued class or series of Partnership Interests may provide a formula for treating such Partnership Interests solely for purposes of voting on or consenting to any matter that requires the vote or Consent of the Class A Limited Partners herein as the equivalent of a specified number (including any fraction thereof) of Class A Common Units. Nothing in this Agreement shall prohibit the General Partner from issuing Units for less than fair market value if the General Partner concludes in good faith that such issuance is in the best interests of the Partnership. B. Classes of Units. On the date hereof, the Partnership shall have seven authorized classes of Units, entitled “Class A Common Units,” “Class B Common Units,” “Class C Common Units,” “Basic LTIP Units,” “Basic AO LTIP Units,” “Performance LTIP Units,” and “Performance AO LTIP Units,” and, thereafter, such additional classes of Units or Partnership Interests as may be created by the General Partner pursuant to Section 4.2.A and this Section 4.2.B. Such authorized classes of Units or class of Partnership Interests created pursuant to Section 4.2.A or this Section 4.2.B, at the election of the General Partner, in its sole and absolute discretion, may be issued to newly admitted Partners in exchange for the contribution by such Partners of cash, real estate partnership interests, stock, notes or other assets or consideration (including services); provided, however, that any Unit that is not specifically designated by the General Partner as being of a particular class shall be deemed to be a Class A Common Unit. Each Class C Common Unit shall have the same rights, privileges and obligations, and shall be treated in the same manner, as a Class A Common Unit, except (i) as otherwise provided herein (including Exhibit B) or an applicable LTIP Agreement and (ii) the Class C Common Units shall have no voting rights and shall not be entitled to approve, vote on or consent to any matter hereunder. C. LTIP Units. For the avoidance of doubt, the General Partner may, from time to time, for such consideration as the General Partner may determine appropriate, cause the Partnership to issue LTIP Units to Persons who provide services to or for the benefit of the Partnership or the General Partner and admit such Persons as Limited Partners. Except as otherwise provided in Exhibit B, elsewhere in this Agreement or in an applicable LTIP Agreement, prior to its conversion, each LTIP Unit shall be treated as a Class C Common Unit, with all of the rights, privileges and obligations attendant thereto. Section 4.3 Loans by Partners Except as otherwise provided in Section 4.5, no Partner shall be required or permitted to make any loans to the Partnership.

21 Section 4.4 Loans by Third Parties The Partnership may incur Debt, or enter into other similar credit, guarantee, financing or refinancing arrangements for any purpose (including, without limitation, in connection with any further acquisition of Properties) upon such terms as the General Partner determines appropriate; provided that loans from the General Partner shall be subject to Section 4.5.C. Section 4.5 Additional Funding and Capital Contributions A. General. The General Partner may, at any time and from time to time, determine that the Partnership requires additional funds or property (“Additional Funds”) for such purposes as the General Partner may determine. Additional Funds may be raised by the Partnership, at the election of the General Partner, in any manner provided in, and in accordance with, the terms of this Section 4.5. No Person shall have any preemptive rights or rights to subscribe for or acquire any Partnership Interest, except as set forth in this Section 4.5. B. Additional General Partner Capital Contributions. Upon written notice (the “Funding Notice”) to the Class A Limited Partners of the need for Additional Funds and the anticipated source(s) thereof, the General Partner may contribute Additional Funds to the capital of the Partnership in exchange for Partnership Units (either directly or indirectly through the Wholly-Owned LP Trust). Notwithstanding the foregoing in this Section 4.5.B, to the extent Tanger raises all or any portion of the Additional Funds through the sale or other issuance of REIT Shares or other equity interests in Tanger (other than Preferred Shares issued pursuant to Section 4.6), Tanger shall contribute such Additional Funds to the Wholly-Owned LP Trust and the Wholly-Owned LP Trust shall in turn contribute the Additional Funds received by it to the Partnership in exchange for Class B Common Interests. Each of the Wholly-Owned LP Trust and the Class A Limited Partners hereby waives the right to receive the Funding Notice required pursuant to this Section 4.5.B and, pursuant to Section 4.5.E, the right to make a pro rata contribution with respect to all prior and future contributions of Additional Funds derived from the sale or other issue of REIT Shares. The Class A Limited Partners shall keep the receipt and terms of any Funding Notice delivered pursuant to this Section 4.5.B or the other provisions of this Section 4.5 strictly confidential. No notice to the Partners will be given in respect of Capital Contributions under Section 4.6. C. General Partner Loans. Upon delivery of a Funding Notice to the Class A Limited Partners, the General Partner may, or, to the extent Tanger enters into a Funding Debt, the General Partner shall, lend the Additional Funds to the Partnership (a “General Partner Loan”). If Tanger enters into such a Funding Debt, the General Partner Loan will consist of the net proceeds from such Funding Debt and will be on the same terms and conditions, including interest rate, repayment schedule and costs and expenses, as shall be applicable with respect to or incurred in connection with such Funding Debt. Otherwise, all General Partner Loans made pursuant to this Section 4.5 shall be on terms and conditions no less favorable to the Partnership than would be available to the Partnership from any third party. D. Additional Limited Partners. Upon delivery of a Funding Notice to the Class A Limited Partners, the General Partner, in its sole discretion, on behalf of the Partnership, may raise all or any portion of the Additional Funds by accepting additional Capital Contributions,

22 (i) in the case of cash, from the General Partner or, subject to Section 4.5.E, any Limited Partner, or, (ii) in the case of property other than cash, from any Partner and/or third parties, and either (a) in the case of a Partner, issuing additional Units, or (b) in the case of a third party, admitting such third party as an Additional Limited Partner. Subject to the terms of this Section 4.5, the General Partner shall determine the amount, terms and conditions of such additional Capital Contributions. E. No Preemptive Rights of Partners. No Limited Partner shall have any preemptive rights with respect to a capital contribution under this Article IV unless specifically granted by the General Partner in its sole discretion. F. Additional Units. Except as provided in Section 4.6, upon the acceptance of a Capital Contribution, the contributing Partner shall receive (i) if the Capital Contribution is in respect of the proceeds of the issuance of REIT Shares by Tanger, a number of Partnership Units equal to the Exchange Factor times the number of REIT Shares so issued, and (ii) if the Capital Contribution is from a Limited Partner (other than the Wholly-Owned LP Trust), then that number of Partnership Units that the General Partner has agreed to issue in exchange for such Capital Contribution. Section 4.6 Preferred Contributions A. General. Upon the closing of any Preferred Offering, Tanger shall contribute the net proceeds from such Preferred Offering to the Wholly-Owned LP Trust and the Wholly-Owned LP Trust shall contribute the said net proceeds to the Partnership in exchange for that number of Preferred Units as equals the total number of Preferred Shares which were sold pursuant to the Preferred Offering. Such Preferred Units shall be of the same class and have such designation, rights and preferences that correspond to the Preferred Shares so offered as set forth in a designation form prepared by Tanger The General Partner shall have the right to amend this Agreement, without the consent of any Limited Partner, as appropriate to reflect such designation, rights and preferences, including, without limitation, amending Article VI to reflect and take into account the economic rights of the Preferred Units. B. Redemption of Preferred Units. If, at any time, Preferred Shares are redeemed, the Partnership shall redeem an equal number of Preferred Units of the corresponding class upon the terms set forth in Section 5.1.C. Section 4.7 Unit Splits. The General Partner may, from time to time, in its sole discretion and without the consent of any other Partner, cause the Partnership to split, subdivide, reverse split, combine or reclassify any or all of the Partnership Units in order to maintain a 1:1 correspondence of the number of Class B Common Units and the number of REIT Shares and a 1:1 substantial economic equivalence between the Class A Common Units, Class B Common Units, and Class C Common Units, and any other Partnership Units determined appropriate by the General Partner, on the one hand, and the REIT Shares, on the other hand. In connection therewith, the General Partner shall update the books and records of the Partnership to reflect the outstanding Partnership Units following any such action.

23 ARTICLE 5 DISTRIBUTIONS Section 5.1 Requirement, Characterization, and Priority of Distributions A. Requirement and Characterization of Distributions. Except as otherwise provided in this Agreement, the General Partner shall cause the Partnership to distribute quarterly all, or such portion as the General Partner may in its discretion determine, of the Available Cash generated by the Partnership during such quarter in the priority set forth in subparagraphs B and C of this Section 5.1. The General Partner shall take such reasonable efforts, as determined by it in its sole and absolute discretion and consistent with Tanger’s qualification as a REIT, (i) to cause the Partnership to distribute sufficient amounts to the General Partner and the Wholly-Owned LP Trust, pro rata, which amounts distributed to the Wholly-Owned LP Trust shall be transferred to Tanger, to enable Tanger to pay shareholder dividends that will (a) satisfy the requirements for qualifying as a REIT under the Code and Regulations (“REIT Requirements”), and (b) avoid any federal income or excise tax liability of Tanger, and (ii) to distribute Available Cash to the Limited Partners so as to preclude any such distribution or portion thereof from being treated as part of a sale of property to the Partnership by a Limited Partner under Section 707 of the Code or the Regulations thereunder; provided that the General Partner and the Partnership shall not have liability to a Limited Partner under any circumstances as a result of any distribution to a Limited Partner being so treated. B. Priority of Distributions. Except as otherwise provided in this Agreement (including any exhibit attached hereto and incorporated herein), to the extent Available Cash is distributed pursuant to subsection A of this Section 5.1, such distributions shall be made each quarter in the following order of priority: (1) First, to the extent that the amount of cash distributed to the Holders of any class of Preferred Units for any prior quarter was less than the Preferred Distribution for each of the outstanding Preferred Units of such class for such quarter, and has not been subsequently distributed pursuant to this subsection B(1) or pursuant to subsection C (a “Preferred Distribution Shortfall”), Available Cash shall be distributed to the Holders of such class of Preferred Units in an amount necessary to satisfy such Preferred Distribution Shortfall for the current and all prior Partnership Years, and if there are multiple classes of Preferred Units that have a Preferred Distribution Shortfall, then Available Cash will be distributed to the Holders of such classes as provided for in the relative priority of such classes in their designations set forth under Section 4.6; (2) Second, Available Cash shall be distributed to the Holders of Preferred Units on the relevant Partnership Record Date in an amount equal to the Preferred Distribution for each outstanding Preferred Unit; and (3) The balance of the Available Cash to be distributed, if any, shall be distributed to the Holders of Partnership Units on the Partnership Record Date with respect to such quarter, pro rata in accordance with their respective Percentage Interests on such Partnership Record Date; provided, however, if a Holder acquires Partnership Units after the first day of a calendar quarter, the General Partner shall be entitled, but not obligated, to proportionately reduce

24 the amount otherwise distributable to such Holder with respect to such Partnership Units and such quarter based on the number of days such Holder held such Partnership Units during such quarter. C. Notwithstanding subparagraph B of this Section 5.1, in any quarter during which the Partnership redeems any outstanding Preferred Units, Available Cash shall first be distributed to the Wholly-Owned LP Trust in an amount equal to the sum of the required redemption amounts for each such Preferred Unit redeemed. In addition, the Partnership Record Date for any class of Preferred Unit may be a date that is earlier or later than the Partnership Record Date for other Preferred Units in order to match the dividend payment date for the corresponding Preferred Shares. Section 5.2 Distributions in Kind No right is given to any Partner to demand and receive property or cash. The General Partner may determine, in its sole and absolute discretion, to make a distribution in kind to the Partners of Partnership assets, and such assets shall be distributed in such a fashion as to ensure that the fair market value is distributed and allocated in accordance with Articles 5, 6 and 13. Section 5.3 Amounts Withheld All amounts withheld pursuant to the Code or any provisions of any state or local tax law and Section 10.5 with respect to any allocation, payment or distribution to the General Partner, the Limited Partners or Assignees shall be treated as amounts distributed to the General Partner, Limited Partners or Assignees, as the case may be, pursuant to Section 5.1 for all purposes under this Agreement. Section 5.4 Restricted Distributions Notwithstanding any provision to the contrary contained in this Agreement, neither the Partnership nor the General Partner, on behalf of the Partnership, shall make a distribution to any Limited Partner on account of its Partnership Interest if such distribution would violate the Act or other applicable law. Section 5.5 Distributions Upon Liquidation Notwithstanding the foregoing, proceeds from a Terminating Capital Transaction shall be distributed to the Partners in accordance with Section 13.2. ARTICLE 6 ALLOCATIONS Section 6.1 Timing and Amount of Allocations of Net Income and Net Loss Net Income and Net Loss of the Partnership (or items thereof) shall be determined and allocated with respect to each Partnership Year as of the end of each such Partnership Year, at such times as the Gross Asset Value of any Partnership property is adjusted pursuant to the definition thereof and at such other times as the General Partner determines necessary or appropriate. Subject to the other provisions of this Agreement, an allocation to a Partner of a share of Net Income or

25 Net Loss shall be treated as an allocation of the same share of each item of income, gain, loss or deduction that is taken into account in computing Net Income or Net Loss. Section 6.2 Net Income Except as otherwise provided in this Agreement, Net Income and Net Loss (and, to the extent determined appropriate by the General Partner, any items included in the computation thereof) shall be allocated to the Holders of Units in such a manner that, as of the end of each period for which Net Income and Net Loss is allocated, to the maximum extent possible, the Capital Account of each Holder shall be equal to (a) the amount that would be distributed to such Holder if (i) all Partnership assets were sold for cash equal to their Gross Asset Values, (ii) all Partnership liabilities were satisfied in cash according to their respective terms (limited, in the case of each nonrecourse liability, to the Gross Asset Values of the assets securing such nonrecourse liability), (iii) any Holders’ obligations to make contributions to the Partnership upon a hypothetical sale and dissolution of the Partnership were satisfied in full, and (iv) the net proceeds thereof (after satisfaction of all such liabilities and obligations) were distributed in full pursuant to Section 5.1, minus (b) such Holder’s share of Partnership Minimum Gain and Partner Minimum Gain, computed immediately before the hypothetical sale of assets. Section 6.3 Additional Allocation Provisions Notwithstanding the foregoing provisions of this Article 6: A. Regulatory Allocations. (1) Minimum Gain Chargeback. Except as otherwise provided in Regulations Section 1.704-2(f), if there is a net decrease in Partnership Minimum Gain during any Partnership Year, each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner’s share of the net decrease in Partnership Minimum Gain, as determined under Regulations Section 1.704- 2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be allocated shall be determined in accordance with Regulations Sections 1.704-2(f)(6) and 1.704-2(j)(2). This Section 6.3.A(1) is intended to qualify as a “minimum gain chargeback” within the meaning of Regulations Section 1.704-2(f) which shall be controlling in the event of a conflict between such Regulations and this Section 6.3.A(1). (2) Partner Minimum Gain Chargeback. Except as otherwise provided in Regulations Section 1.704-2(i)(4), and except as provided in Section 6.3.A(1), if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership Year, each Partner who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner’s share of the net decrease in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each General Partner and Limited

26 Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Sections 1.704-2(i)(4) and 1.704-2(j)(2). This Section 6.3.A(2) is intended to qualify as a “chargeback of partner nonrecourse debt minimum gain” within the meaning of Regulations Section 1.704-2(i) which shall be controlling in the event of a conflict between such Regulations and this Section 6.3.A(2). (3) Nonrecourse Deductions and Partner Nonrecourse Deductions. Any Nonrecourse Deductions for any Partnership Year shall be specially allocated to the Partners in accordance with their Percentage Interests. Any Partner Nonrecourse Deductions for any Partnership Year shall be specially allocated to the Partner(s) who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable, in accordance with Regulations Section 1.704-2(i). (4) Qualified Income Offset. If any Partner unexpectedly receives an adjustment, allocation or distribution described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of Partnership income and gain shall be allocated, in accordance with Regulations Section 1.704-1(b)(2)(ii)(d), to the Partner in an amount and manner sufficient to eliminate, to the extent required by such Regulations, the Adjusted Capital Account Deficit of the Partner as quickly as possible; provided that an allocation pursuant to this Section 6.3.A(4) shall be made if and only to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided in this Article 6 have been tentatively made as if this Section 6.3.A(4) were not in the Agreement. It is intended that this Paragraph 6.3.A(4) qualify and be construed as a “qualified income offset” within the meaning of Regulations 1.704-1(b)(2)(ii)(d), which shall be controlling in the event of a conflict between such Regulations and this Paragraph 6.3.A(4). (5) Gross Income Allocation. In the event any Partner has an Adjusted Capital Account Deficit at the end of any Partnership Year, each such Partner shall be specially allocated items of Partnership income and gain in the amount of such excess as quickly as possible; provided that an allocation pursuant to this Section 6.3.A(5) shall be made if and only to the extent that such Partner would have a deficit Capital Account in excess of such sum after all other allocations provided in this Article 6 have been tentatively made as if this Section 6.3.A(5) and Section 6.3.A(4) were not in the Agreement. (6) Limitation on Allocation of Net Loss. To the extent any allocation of Net Loss would cause or increase an Adjusted Capital Account Deficit as to any Partner, such allocation of Net Loss shall be reallocated among the other Partners in accordance with their respective Percentage Interests, subject to the limitations of this Paragraph 6.3.A(6). (7) Section 754 Adjustment. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Sections 734(b) or 743(b) of the Code is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or Regulations Section 1.704- 1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Partner in complete liquidation of their interest in the Partnership, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Partners in accordance with their interests in the Partnership

27 in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Partners to whom such distribution was made in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies. (8) Curative Allocation. The allocations set forth in Sections 6.3.A(1), (2), (3), (4), (5), (6), and (7) (the “Regulatory Allocations”) are intended to comply with certain regulatory requirements, including the requirements of Regulations Sections 1.704-1(b) and 1.704- 2. Notwithstanding the provisions of Section 6.2, the Regulatory Allocations shall be taken into account in allocating other items of income, gain, loss and deduction among the Partners so that, to the extent possible, the net amount of such allocations of other items and the Regulatory Allocations to each Partner shall be equal to the net amount that would have been allocated to each such Partner if the Regulatory Allocations had not occurred. B. For purposes of determining a Partner’s proportional share of the “excess nonrecourse liabilities” of the Partnership within the meaning of Regulations Section 1.752- 3(a)(3), each Partner’s interest in Partnership profits shall be determined by the General Partner. Section 6.4 Tax Allocations A. In General. Except as otherwise provided in this Section 6.4, for income tax purposes each item of income, gain, loss and deduction (collectively, “Tax Items”) shall be allocated among the Partners in the same manner as its correlative item of “book” income, gain, loss or deduction is allocated pursuant to Section 6.2 and 6.3. B. Allocations Respecting Section 704(c) Revaluations. Notwithstanding Section 6.4.A., Tax Items with respect to Partnership property that is contributed to the Partnership by a Partner shall be shared among the Partners for income tax purposes pursuant to Regulations promulgated under Section 704(c) of the Code, so as to take into account the variation, if any, between the basis of the property to the Partnership and its initial Gross Asset Value. With respect to Partnership property that is initially contributed to the Partnership upon its formation, such variation between basis and initial Gross Asset Value shall be taken into account under the “traditional method” as described in Regulations Section 1.704-3(b) and Regulations Section 1.704-1(c)(2). With respect to properties subsequently contributed to the Partnership, the Partnership shall account for such variation under any method approved under Section 704(c) of the Code and the applicable regulations as chosen by the General Partner. In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to subparagraph (b) of the definition of Gross Asset Value (provided in Article 1 of the Agreement), subsequent allocations of Tax Items with respect to such asset shall take account of the variation, if any, between the adjusted basis of such asset and its Gross Asset Value in the same manner as under Section 704(c) of the Code and the applicable regulations. ARTICLE 7 MANAGEMENT AND OPERATIONS OF BUSINESS Section 7.1 Management A. Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership are exclusively vested in the General Partner, and no Limited Partner shall have any right to participate in or exercise control or

28 management power over the business and affairs of the Partnership. Except as provided in Section 8.5 with respect to the Holders of Class B Common Units, the General Partner may not be removed by the Limited Partners with or without cause, except with the consent of the General Partner. In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or which are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to the other provisions hereof including Section 7.3, shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all powers set forth in Section 3.2 and to effectuate the purposes set forth in Section 3.1, including, without limitation: (1) the making of any expenditures, the lending or borrowing of money (including, without limitation, making prepayments on loans and borrowing money to permit the Partnership to make distributions to its Partners in such amounts as will permit Tanger (so long as Tanger has determined to qualify as a REIT) to avoid the payment of any federal income tax (including, for this purpose, any excise tax pursuant to Section 4981 of the Code) and to make distributions to its shareholders sufficient to permit Tanger to maintain REIT status), the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness (including the securing of same by mortgage, deed of trust or other lien or encumbrance on the Partnership’s assets) and the incurring of any obligations it deems necessary for the conduct of the activities of the Partnership; (2) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership; (3) the consummation of any Transaction that complies with Section 11.2.C; (4) the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any assets of the Partnership; provided that in the event of any sale, exchange, disposition or other transfer of any property of the Partnership, the Partnership shall no later than 15 days after the end of the calendar quarter in which such sale, exchange, disposition or other transfer becomes a taxable event to Partners, to the extent of the net cash proceeds of such sale, exchange, disposition or other transfer, effect a distribution of cash, less its then regular quarterly distribution, in an amount such that the pro rata share thereof received by each Partner shall equal or exceed the total liability of such Partner for federal, state and local income and franchise taxes resulting from such sale, exchange, disposition or other transfer and from such distribution and any such amount distributed to any such Partner shall be treated as an advance of any subsequent distributions made pursuant to Article V to such Partner, such that any amount to be distributed to such Partner pursuant to Article V shall be reduced by the aggregate amount of any such prior distributions made pursuant to this clause (3); provided, further, that any Partner may elect not to receive all or any part of such additional distribution and in such event, although such Partner’s Capital Account will not be reduced to the extent that no distribution is received by such Partner, the Partner’s Percentage Interest and the number of Partnership Units considered owned by such Partner shall not be adjusted, it being the intent that the sole effect of the election not to receive a distribution will be to increase the amount of cash or other property to be received by such Partner upon a dissolution of the Partnership;

29 (5) the use of the assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement and on any terms it sees fit, including, without limitation, the financing of the conduct or the operations of the General Partner, the Partnership the lending of funds to other Persons and the repayment of obligations of the Partnership and any other Person in which it has an equity investment; (6) the negotiation, execution, and performance of any contracts, leases, conveyances or other instruments that the General Partner considers useful or necessary to the conduct of the Partnership’s operations or the implementation of the General Partner’s powers under this Agreement; (7) the distribution of Partnership cash or other Partnership assets in accordance with this Agreement; the acceptance of Capital Contributions and the issuance of Partnership Units in accordance with this Agreement, admission of Partners and the other administration of the Partnership as provided for in this Agreement; (8) the selection and dismissal of employees of the Partnership or the General Partner (including, without limitation, employees having titles such as “president,” “vice president,” “secretary” and “treasurer”), and agents, outside attorneys, accountants, consultants and contractors of the General Partner or the Partnership and the determination of their compensation and other terms of employment or hiring and the granting to any of such employees of Partnership options to acquire Units; (9) the maintenance of such insurance for the benefit of the Partnership and the Partners as it deems necessary or appropriate; (10) the formation of, or acquisition of an interest in, and the contribution of property to, any further limited or general partnerships, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to any Subsidiary and any other Person in which it has an equity investment from time to time); provided that as long as Tanger has determined to continue to qualify as a REIT, the General Partner may not engage in any such formation, acquisition or contribution that would cause Tanger to fail to qualify as a REIT; (11) the control of any matters affecting the rights and obligations of the Partnership, including the conduct of litigation and the incurring of legal expense and the settlement of claims and litigation, and the indemnification of any Person against liabilities and contingencies to the extent permitted by law; (12) the undertaking of any action in connection with the Partnership’s direct or indirect investment in any Person (including, without limitation, the contribution or loan of funds by the Partnership to such Persons); and (13) subject to the other provisions in this Agreement, the determination of the fair market value of any Partnership property distributed in kind using such reasonable method of valuation as it may adopt; provided that such methods are otherwise consistent with requirements of this Agreement.

30 B. Each of the Limited Partners agrees that the General Partner is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the partners, notwithstanding any other provisions of this Agreement (except as provided in Section 7.3), the Act or any applicable law, rule or regulation. The execution, delivery or performance by the General Partner or the Partnership of any agreement authorized or permitted under this Agreement shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or any other Persons under this Agreement or of any duty stated or implied by law or equity. C. At all times from and after the date hereof, the General Partner may cause the Partnership to obtain and maintain (i) casualty, liability and other insurance on the properties of the Partnership and (ii) liability insurance for the Indemnitees hereunder. D. At all times from and after the date hereof, the General Partner may cause the Partnership to establish and maintain working capital reserves in such amounts as the General Partner, in its sole and absolute discretion, deems appropriate and reasonable from time to time. E. In exercising its authority under this Agreement, the General Partner may, but shall be under no obligation to, take into account the tax consequences to any Partner (including the General Partner) of any action taken by it. The General Partner and the Partnership shall not have liability to a Partner under any circumstances as a result of an income tax liability incurred by the General Partner or such Limited Partner as a result of an action (or inaction) by the General Partner pursuant to its authority under this Agreement. Section 7.2 Certificate of Limited Partnership To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate and do all the things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of North Carolina and each other state, the District of Columbia or other jurisdiction, in which the Partnership may elect to do business or own property. Except as otherwise required under the Act, the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate or any amendment thereto to any Limited Partner. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners limited liability) in the State of North Carolina, any other state, or the District of Columbia or other jurisdiction, in which the Partnership may elect to do business or own property. Section 7.3 Restrictions on General Partner’s Authority A. The General Partner may not take any action in contravention of this Agreement, including, without limitation: (1) take any action that would make it impossible to carry on the ordinary business of the Partnership, except as otherwise provided in this Agreement;

31 (2) possess Partnership property, or assign any rights in specific Partnership property, for other than a Partnership purpose except as otherwise provided in this Agreement; (3) admit a Person as a Partner, except as otherwise provided in this Agreement; (4) perform any act that would subject a Limited Partner to liability as a general partner in any jurisdiction or any other liability except as provided herein or under the Act; or (5) except as otherwise provided herein, enter into any contract, mortgage, loan or other agreement that prohibits or restricts, or has the effect of prohibiting, the ability of a Limited Partner to exercise its rights to an Exchange or Redemption in full, except with the written consent of such Limited Partner. B. The General Partner shall not, without the prior Consent of the Class A Limited Partners, undertake, on behalf of the Partnership, any of the following actions or enter into any transaction which would have the effect of such transactions: (1) Except as provided in Section 7.3.C., amend, modify or terminate this Agreement. (2) Make a general assignment for the benefit of creditors or appoint or acquiesce in the appointment of a custodian, receiver or trustee for all or any part of the assets of the Partnership. (3) Institute any proceeding for Bankruptcy on behalf of the Partnership. (4) Except in accordance with Section 11.2, approve or acquiesce to the Transfer of the Partnership Interest of the General Partner to any Person other than the Partnership or withdraw as General Partner. C. Notwithstanding Section 7.3.B., the General Partner shall have the power, without any consent of any Limited Partners, to amend this Agreement as may be required to facilitate or implement any of the following purposes: (1) to add to the obligations of the General Partner or surrender any right or power granted to the General Partner or any Affiliate of the General Partner for the benefit of the Limited Partners; (2) to reflect the admission, substitution, or withdrawal of Partners or the termination of the Partnership in accordance with this Agreement; (3) to reflect the issuance of additional Partnership Interests and Partnership Units in accordance with this Agreement;

32 (4) to reflect the consummation of a Transaction that complies with Section 11.2.C; (5) to reflect a change that is of an inconsequential nature and does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement; (6) to satisfy any requirements, conditions, or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law; (7) to amend the provisions of this Agreement to protect the qualification of Tanger as a REIT because of a change in applicable law (or an authoritative interpretation thereof), a ruling of the Internal Revenue Service or if Tanger has determined to cease qualifying as a REIT; (8) to modify, as set forth in the definition of “Capital Account,” the manner in which Capital Accounts are computed; and (9) as otherwise expressly authorized in this Agreement. The General Partner will provide notice to the Limited Partners when any action under this Section 7.3.C is taken unless the information that would otherwise be included in such notice is contained in a document filed or furnished by the General Partner on EDGAR. D. Notwithstanding Section 7.3.B and 7.3.C, this Agreement shall not be amended, and no action may be taken by the General Partner, without the Consent of each relevant Partner adversely affected if such amendment or action would (i) convert a Limited Partner’s interest in the Partnership into a general partner’s interest (except as the result of the General Partner acquiring such interest), (ii) modify the limited liability of a Limited Partner, (iii) in the case of a Class A Limited Partner, adversely alter the rights of such Class A Limited Partner to receive distributions pursuant to Article 5 or Section 7.1.A(4), or allocations pursuant to Article 6 (except, in each case, as permitted pursuant to Sections 4.2, 4.5 and 4.6 and Sections 7.3.C(2) through (5)), (iv) alter or modify the rights to an Exchange or the REIT Shares Amount as set forth in Section 8.6, and the related definitions hereof, or (v) amend this Section 7.3.D. Further, no amendment may alter the restrictions on the General Partner’s authority set forth elsewhere in this Section 7.3 without the Consent specified in such section. Section 7.4 Reimbursement of the General Partner A. Except as provided in this Section 7.4 and elsewhere in this Agreement (including the provisions of Articles 5 and 6 regarding distributions, payments and allocations to which it may be entitled), the General Partner shall not be compensated for its services as general partner of the Partnership.

33 B. Subject to Section 15.11, the General Partner shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all expenses it incurs relating to the ownership of interests in and operation of, or for the benefit of, the Partnership. The Limited Partners acknowledge that the General Partner’s sole business is the ownership of interests in and operation of the Partnership and that such expenses are incurred for the benefit of the Partnership; provided that, the General Partner shall not be reimbursed for expenses it incurs relating to the organization of the Partnership and the General Partner and the initial public offering of REIT Shares by Tanger or subsequent offerings of securities of Tanger. Such reimbursements shall be in addition to any reimbursement to the General Partner as a result of indemnification pursuant to Section 7.7. Section 7.5 Outside Activities of the General Partner A. The General Partner shall not directly or indirectly enter into or conduct any business, other than (i) in connection with the ownership, acquisition and disposition of Partnership Interests as a General Partner, (ii) the management of the business of the Partnership, (iii) in connection with the ownership, acquisition and disposition of its interests in the Wholly-Owned LP Trust, its operation as a public reporting company with a class (or classes) of securities registered under the Securities Exchange Act of 1934, as amended, its operation as a REIT and such activities as are incidental to the same, and (iv) such activities as are incidental to (i), (ii) and (iii) hereof. Without the Consent of the Class A Limited Partners, the General Partner shall not, directly or indirectly, participate in or otherwise acquire any interest in any real or personal property, except its General Partner Interest, and other than such short-term liquid investments, bank accounts or similar instruments as it deems necessary to carry out its responsibilities contemplated under this Agreement and the Certificate of Incorporation. Any Limited Partnership Interests acquired by the General Partner, whether pursuant to exercise by a Limited Partner of its right to an Exchange, an Assumption or otherwise, except for Limited Partnership Interests promptly thereafter transferred by the General Partner to the Wholly-Owned LP Trust, shall be automatically converted into a General Partner Interest comprised of an identical number of Partnership Units. B. In the event Tanger exercises its rights under Article II of the Articles of Incorporation to purchase REIT Shares, then the General Partner shall cause the Partnership to purchase from the Wholly-Owned LP Trust a number of Partnership Units as determined based on the application of the Exchange Factor on the same terms that Tanger purchased such REIT Shares. Section 7.6 Contracts with Affiliates A. The Partnership may lend or contribute to Persons in which it has an equity investment, and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Person. B. Except as provided in Section 7.5.A., the Partnership may transfer assets to joint ventures, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions consistent with this Agreement and applicable law.

34 C. The General Partner, in its sole and absolute discretion and without the approval of the Limited Partners, may propose and adopt on behalf of the Partnership employee benefit plans funded by the Partnership for the benefit of employees of the General Partner, the Partnership, Subsidiaries of the Partnership or any Affiliate of any of them in respect of services performed, directly or indirectly, for the benefit of the Partnership, the General Partner or any of the Partnership’s Subsidiaries. D. The General Partner is expressly authorized to enter into, in the name and on behalf of the Partnership, a right of first opportunity arrangement and other conflict avoidance agreements with various Affiliates of the Partnership and the General Partner, on such terms as the General Partner, in its sole and absolute discretion, believes are advisable. Section 7.7 Indemnification A. The Partnership shall indemnify an Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership as set forth in this Agreement in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it is established that: (i) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the Indemnitee actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 7.7.A. The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or any entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 7.7.A. Any indemnification pursuant to this Section 7.7 shall be made only out of the assets of the Partnership. B. Reasonable expenses incurred by an Indemnitee who is a party to a proceeding may be paid or reimbursed by the Partnership in advance of the final disposition of the proceeding upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 7.7.A has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met. C. The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity. D. The Partnership may purchase and maintain insurance, on behalf of the Indemnitees and such other Persons as the General Partner shall determine, against any liability

35 that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership’s activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement. E. For purposes of this Section 7.7, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participates or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of Section 7.7; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership. F. In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement. G. An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement. H. The provisions of this Section 7.7 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Section 7.8 Liability of the General Partner A. Notwithstanding anything to the contrary set forth in this Agreement, the General Partner shall not be liable or accountable in damages or otherwise to the Partnership, any Partners or any Assignees for losses sustained, liabilities incurred or benefits not derived as a result of errors in judgment or mistakes of fact or law of any act or omission if the General Partner acted in good faith. B. The Limited Partners expressly acknowledge that the General Partner is acting for the benefit of the Partnership, the Limited Partners and itself and its shareholders collectively, that the General Partner is under no obligation to give priority to the separate interests of the Limited Partners or itself or its shareholders (including, without limitation, the tax consequences to Limited Partners or Assignees or itself or its shareholders) in deciding whether to cause the Partnership to take (or decline to take) any actions, except as expressly provided herein. C. Subject to its obligations and duties as General Partner set forth in Section 7.1.A, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith. D. Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General

36 Partner’s liability to the Partnership and the Limited Partners under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted. Section 7.9 Other Matters Concerning the General Partner A. The General Partner may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. B. The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion of such Persons as to matters which such General Partner reasonably believes to be within such Person’s professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion. C. The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and a duly appointed attorney or attorneys-in-fact. Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform all and every act and duty which is permitted or required to be done by the General Partner hereunder. D. Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of Tanger to continue to qualify as a REIT or (ii) to avoid Tanger incurring any taxes under Section 857 or Section 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners. Section 7.10 Title to Partnership Assets Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partners, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use its best efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable. All Partnership assets shall be

37 recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held. Section 7.11 Reliance by Third Parties Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner as if it were the Partnership’s sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies which may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (iii) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership. ARTICLE 8 RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS Section 8.1 Limitation of Liability The Limited Partners shall have no liability under this Agreement except as expressly provided in this Agreement or under the Act. Section 8.2 Management of Business No Limited Partner or Assignee (other than the General Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such) shall take part in the operations, management or control (within the meaning of the Act) of the Partnership’s business transact any business in the Partnership’s name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement. Section 8.3 Outside Activities of Limited Partners Subject to any agreements entered into by a Limited Partner or its Affiliates with the General Partner, the Partnership or a Subsidiary, any Limited Partner and any officer, director,

38 employee, agent, trustee, Affiliate or shareholder of any Limited Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities in direct competition with the Partnership. Neither the Partnership nor any Partners shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee. Subject to such agreements, none of the Limited Partners nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any business ventures of any other Person, other than the General Partner, and such Person shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures to the Partnership, any Limited Partner or any such other Person, even if such opportunity is of a character which, if presented to the Partnership, any Limited Partner or such other Person, could be taken by such Person. Section 8.4 Return of Capital Except pursuant to the rights of Exchange set forth in Section 8.6 and Redemption set forth in Section 8.7, no Limited Partner shall be entitled to the withdrawal or return of their Capital Contribution, except to the extent of distributions made pursuant to this Agreement or upon termination of the Partnership as provided herein. No Limited Partner or Assignee shall have priority over any other Limited Partner or Assignee either as to the return of Capital Contributions, or as otherwise expressly provided in this Agreement, as to profits, losses, distributions or credits. Section 8.5 Rights of Limited Partners Relating to the Partnership A. In addition to other rights provided by this Agreement or by the Act, and except as limited by Section 8.5.D., each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner’s interest as a limited partner in the Partnership, upon written demand with a statement of the purpose of such demand and at the Partnership’s expense: (1) to obtain a copy of the most recent annual and quarterly reports filed with the Securities and Exchange Commission by Tanger pursuant to the Securities Exchange Act of 1934, as amended, and each communication sent to the shareholders of Tanger; (2) to obtain a copy of the Partnership’s federal, state and local income tax returns for each Partnership Year; (3) to obtain a current list of the name and last known business, residence or mailing address of each Partner; (4) to obtain a copy of this Agreement and the Certificate and all amendments thereto, together with executed copies of all powers of attorney pursuant to which this Agreement, the Certificate and all amendments thereto have been executed; and (5) to obtain true and full information regarding the amount of cash and a description and statement of any other property or services contributed by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a Partner. B. The Partnership shall notify each Limited Partner in writing of any change made to the Exchange Factor within 10 Business Days of the date such change becomes effective.

39 C. In addition to the foregoing rights, and notwithstanding anything to the contrary in this Agreement, the Holders of a majority in interest of all the Class B Common Units shall have the right at any time to remove the General Partner, with or without cause upon written notice. A substitute General Partner shall be named by the holders of a majority in interest of all of the Class A Common Units and, upon such removal, the General Partner’s Partnership Units shall become Class B Common Units; provided, however, that if any such removal is in connection with a Transaction that complies with Section 11.2.C, then the General Partner’s Partnership Units shall be handled as provided in such Transaction and the documentation related thereto. D. Notwithstanding any other provision of this Section 8.5, the General Partner may keep confidential from the Limited Partners, for such period of time as the General Partner determines in its sole and absolute discretion to be reasonable, any information that (i) the General Partner believes to be in the nature of trade secrets or other information the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or (ii) the Partnership or the General Partner is required by law or by agreements with unaffiliated third parties to keep confidential. Section 8.6 Exchange Rights A. Each Limited Partner shall have the right to require Tanger to acquire all or a portion of any Class A Common Units held by such Limited Partner (such Class A Common Units being hereafter “Tendered Units”) in exchange for REIT Shares (an “Exchange”). By execution of this Agreement, Tanger expressly agrees to reserve for future issue, and to issue in exchange for Tendered Units, a sufficient number of its authorized but unissued REIT Shares to acquire Tendered Units pursuant to the provisions of this Section 8.6. Such Exchange shall be exercised pursuant to a Notice of Exchange delivered to Tanger by the Limited Partner who is exercising the relevant right (the “Tendering Partner”). Such Limited Partner shall have no right, with respect to any Class A Common Units so transferred, to receive any distributions paid after the Specified Exchange Date. B. The Tendering Partner effecting an Exchange shall have the right to receive, as of the Specified Exchange Date, the REIT Shares Amount. The REIT Shares Amount shall be delivered as duly authorized, validly issued, fully paid and nonassessable REIT Shares, free of any pledge, lien, encumbrance or restriction, other than those provided in the Articles of Incorporation, the Securities Act and relevant state securities or blue sky laws. Notwithstanding any delay in such delivery (but subject to Section 8.6.C.), the Tendering Partner shall be deemed the owner of such REIT Shares and rights for all purposes, including with limitation, rights to vote or consent, receive dividends, and exercise rights, as of the Specified Exchange Date. C. Notwithstanding the provisions of Section 8.6.A, Section 8.6.B or any other provision of this Agreement, a Limited Partner (i) shall not be entitled to effect an Exchange to the extent the ownership or right to acquire REIT Shares pursuant to such Exchange by such Partner on the Specified Exchange Date would cause such Partner or any other Person to violate the restrictions on ownership and transfer of shares set forth in the Articles of Incorporation and (ii) shall have no rights under this Agreement which would otherwise be prohibited under the Articles of Incorporation. To the extent any attempted Exchange would be in violation of this Section

40 8.6.C., it shall be void ab initio to such extent and such Limited Partner shall not require any rights or economic interest in REIT Shares otherwise issuable upon such Exchange. D. With respect to any Exchange pursuant to this Section 8.6: (1) Concurrently with any Exchange under this Section 8.6, Tanger shall transfer all Tendered Units to the Wholly-Owned LP Trust. In exchange for such Tendered Units, the Wholly-Owned LP Trust shall issue a number of its common shares to Tanger that is equal to the number of Tendered Units transferred pursuant to such Exchange from Tanger to the Wholly-Owned LP Trust. Notwithstanding anything to the contrary in this Agreement, all Partnership Units acquired by the Wholly-Owned LP Trust pursuant to this Section 8.6 shall automatically, and without further action required, be converted into and deemed to be Class B Common Units. (2) The consummation of such Exchange shall be subject to the expiration or termination of the applicable waiting period, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. (3) Each Tendering Partner shall continue to own all Partnership Units subject to any Exchange and be treated as a Limited Partner with respect to such Partnership Units for all purposes of this Agreement, until such Partnership Units are transferred to the Wholly- Owned LP Trust and paid for on the Specified Exchange Date. E. The provisions of this Section 8.6 shall apply solely with respect to any Class A Common Units acquired or received prior to the Effective Date. Section 8.7 Redemption Rights A. General. (1) At any time on or after one (1) year following the date of the initial issuance thereof, the holder of a Class A Common Unit or Class C Common Unit shall have the right (the “Redemption Right”) to require the Partnership to redeem (a “Redemption”) such Partnership Unit, with such redemption to occur on the Specified Redemption Date and at a redemption price equal to and in the form of the Cash Amount or the REIT Shares Amount (such form to be determined by the General Partner in its sole and absolute discretion) to be paid by the Partnership. Any such Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the Partnership (with a copy to the General Partner) by the holder of the Partnership Units who is exercising the Redemption Right (the “Redeeming Partner”). A Limited Partner may exercise the Redemption Right from time to time, without limitation as to frequency, with respect to part or all of the Partnership Units that it owns, as selected by the Limited Partner, provided, however, that a Limited Partner may not exercise the Redemption Right for fewer than one thousand (1,000) Partnership Units of a particular class unless such Redeeming Partner then holds fewer than one thousand (1,000) Partnership Units in that class, in which event the Redeeming Partner must exercise the Redemption Right for all of the Partnership Units held by such Redeeming Partner in that class, and provided further that, with respect to a Limited Partner which is an entity, such Limited Partner may exercise the Redemption Right for fewer than one thousand (1,000) Partnership Units without regard to whether or not such Limited Partner is exercising the

41 Redemption Right for all of the Partnership Units held by such Limited Partner as long as such Limited Partner is exercising the Redemption Right on behalf of one or more of its equity owners in respect of one hundred percent (100%) of such equity owners’ interests in such Limited Partner. For purposes hereof, a Class C Common Unit issued upon conversion of an LTIP Unit shall be deemed to have been issued when the LTIP Unit originally was issued. (2) The Redeeming Partner shall have no right with respect to any Partnership Units so redeemed to receive any distributions paid in respect of a Partnership Record Date for distributions in respect of Partnership Units after the Specified Redemption Date with respect to such Partnership Units. (3) The Assignee of any Limited Partner may exercise the rights of such Limited Partner pursuant to this Section 8.7, and such Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Limited Partner’s Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Limited Partner, the Cash Amount or the REIT Shares Amount shall be paid by the Partnership (or, if applicable pursuant to an Assumption, Tanger) directly to such Assignee and not to such Limited Partner. B. Tanger Assumption of Redemption Right. (1) If the Partnership has elected to satisfy a Redemption with the REIT Shares Amount, the General Partner may, in its sole and absolute discretion, elect to cause Tanger to assume directly and satisfy a Redemption (an “Assumption”). If such election is made by the General Partner, upon issuance of the REIT Shares that represent the REIT Shares Amount by Tanger, Tanger shall acquire the Partnership Units offered for redemption by the Redeeming Partner and shall be treated for all purposes of this Agreement as the owner of such Partnership Units, subject to clause (4) below. Unless the General Partner, in its sole and absolute discretion, shall exercise its right to cause Tanger to assume directly and satisfy the Redemption Right, Tanger shall not have any obligation to the Redeeming Partner or to the Partnership with respect to the Redeeming Partner’s exercise of the Redemption Right. If the General Partner shall exercise its right to cause Tanger to assume directly and satisfy the Redemption Right in the manner described in the first sentence of this Section 8.7.B and Tanger shall fully perform its obligations in connection therewith, the Partnership shall have no right or obligation to pay any amount to the Redeeming Partner with respect to such Redeeming Partner’s exercise of the Redemption Right, and each of the Redeeming Partner, the Partnership and Tanger shall, for U.S. federal, state and local income tax purposes, treat the transaction between Tanger and the Redeeming Partner as a sale of the Redeeming Partner’s Partnership Units to Tanger. Nothing contained in this Section 8.7.B shall imply any right of the General Partner to require any Limited Partner to exercise the Redemption Right afforded to such Limited Partner pursuant to Section 8.7.A. (2) If the General Partner determines that Tanger shall satisfy a Redeeming Partner’s Redemption Right by issuing REIT Shares, the total number of REIT Shares to be issued to the Redeeming Partner in exchange for the Redeeming Partner’s Partnership Units shall be the applicable REIT Shares Amount. If this amount is not a whole number of REIT Shares, Tanger shall (i) issue to such Redeeming Partner that number of REIT Shares which equals the nearest whole number less than such amount (i.e., rounded down to the nearest whole number)

42 plus (ii) cause the Partnership to pay, in redemption such fractional interest, an amount of cash that the General Partner determines, in its reasonable discretion, to represent the fair value of the remaining fractional REIT Share that would otherwise be payable to the Redeeming Partner. (3) Each Redeeming Partner agrees to execute such documents or provide such information or materials as Tanger may reasonably require in connection with the issuance of REIT Shares upon an Assumption following exercise of the Redemption Right. (4) Concurrently with any Assumption under this Section 8.7, Tanger shall transfer all Partnership Units acquired by it in such Assumption to the Wholly-Owned LP Trust. In exchange for such Partnership Units, the Wholly-Owned LP Trust shall issue a number of its common shares to Tanger that is equal to the number of such Partnership Units transferred pursuant to such Assumption from Tanger to the Wholly-Owned LP Trust. Notwithstanding anything to the contrary in this Agreement, all Partnership Units acquired by the Wholly-Owned LP Trust pursuant to this Section 8.7 shall automatically, and without further action required, be converted into and deemed to be Class B Common Units. C. Exceptions to Exercise of Redemption Right. Notwithstanding the provisions of Sections 8.7.A and 8.7.B, a Partner shall not be entitled to exercise the Redemption Right pursuant to Section 8.7.A if (but only as long as) the delivery of REIT Shares to such Partner on the Specified Redemption Date would (i) be prohibited under the restrictions on the ownership or transfer of REIT Shares in the Articles of Incorporation, (ii) be prohibited under applicable federal or state securities laws or regulations (in each case, regardless of whether Tanger would in fact assume and satisfy the Redemption Right), (iii) without limiting the foregoing, result in the REIT Shares being owned by fewer than 100 persons (determined without reference to rules of attribution), (iv) without limiting the foregoing, result in Tanger being “closely held” within the meaning of Section 856(h) of the Code or cause Tanger to own, actually or constructively, ten percent (10%) or more of the ownership interests in a tenant of Tanger, the Partnership or a Subsidiary of the Partnership’s real property within the meaning of Section 856(d)(2)(B) of the Code, and (v) without limiting the foregoing, cause the acquisition of the REIT Shares by the Redeeming Partner to be “integrated” with any other distribution of REIT Shares for purposes of complying with the registration provision of the Securities Act, as amended. Notwithstanding the foregoing, the General Partner may, in its sole and absolute discretion, waive such prohibition set forth in this Section 8.7.C. D. No Liens on Partnership Units Delivered for Redemption. Each Limited Partner covenants and agrees that all Partnership Units delivered for redemption shall be delivered to the Partnership or Tanger, as the case may be, free and clear of all liens; and, notwithstanding anything contained herein to the contrary, neither Tanger nor the Partnership shall be under any obligation to acquire Partnership Units which are or may be subject to any liens. Each Limited Partner further agrees that, if any state or local transfer, recordation, stamp or other similar tax is payable as a result of the transfer of its Partnership Units to the Partnership or Tanger, such Limited Partner shall assume and pay such tax. E. Additional Partnership Interests; Modification of Holding Period. If the Partnership issues Partnership Interests to any Additional Limited Partner pursuant to Article IV, the General Partner shall make such revisions to this Section 8.7 as it determines are necessary to

43 reflect the issuance of such Partnership Interests (including setting forth any restrictions on the exercise of the Redemption Right with respect to such Partnership Interests which differ from those set forth in this Agreement), provided, however, that no such revisions shall materially adversely affect the rights of any other Limited Partner to exercise its Redemption Right without that Limited Partner’s prior written consent. In addition, the General Partner may, with respect to any Holder or Holders of Partnership Units, at any time and from time to time, as it shall determine in its sole and absolute discretion, (i) reduce or waive the length of the period prior to which such Holder or Holders may not exercise the Redemption Right or (ii) reduce or waive the length of the period between the exercise of the Redemption Right and the Specified Redemption Date. F. The provisions of this Section 8.7 shall apply with respect to any Class A or Class C Common Units acquired or received on or after the Effective Date. ARTICLE 9 BOOKS, RECORDS, ACCOUNTING AND REPORTS Section 9.1 Records and Accounting The General Partner shall keep or cause to be kept at the principal office of the Partnership appropriate books and records with respect to the Partnership’s business, including without limitation, all books and records necessary to provide to the Limited Partners any information, lists and copies of documents required to be provided pursuant to Section 9.3. Any records maintained by or on behalf of the Partnership in the regular course of its business may be kept on, or be in the form of, punch cards, magnetic tape, photographs, micrographics or any other information storage device; provided that the records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for financial and tax reporting purposes, on an accrual basis in accordance with generally accepted accounting principles. Section 9.2 Fiscal Year The fiscal year of the Partnership shall be the calendar year. Section 9.3 Reports A. As soon as practicable, but in no event later than 105 days after the close of each Partnership Year, or such earlier date as they are filed with Securities and Exchange Commission, the General Partner shall cause to be mailed to each Limited Partner as of the close of the Partnership Year, an annual report containing financial statements of the Partnership, or of Tanger if such statements are prepared solely on a consolidated basis with Tanger, for such Partnership Year, presented in accordance with generally accepted accounting principles, such statements to be audited by a nationally recognized firm of independent public accountants selected by the General Partner. B. As soon as practicable, but in no event later than 105 days after the close of each calendar quarter (except the last calendar quarter of each year) the General Partner shall cause to be mailed to each Limited Partner as of the last day of the calendar quarter, a report containing unaudited financial statements of the Partnership, or of Tanger, if such statements are prepared

44 solely on a consolidated basis with the applicable law or regulation, or as the General Partner determines to be appropriate. C. The General Partner shall be deemed to have satisfied its obligations under this Section 9.3 by filing or furnishing such reports on EDGAR. ARTICLE 10 TAX MATTERS Section 10.1 Preparation of Tax Returns The General Partner shall arrange for the preparation and timely filing of all returns of Partnership income, gains, deductions, losses and other items required of the Partnership for federal and state income tax purposes and shall use all reasonable efforts to furnish, within 180 days of the close of each taxable year, the tax information reasonably required by Limited Partners for federal and state income tax reporting purposes. Section 10.2 Tax Elections Except as otherwise provided herein, the General Partner shall, in its sole and absolute discretion, determine whether to make any available election pursuant to the Code, including the election under Section 754 of the Code. The General Partner shall have the right to seek to revoke any such election (including without limitation, any election under Section 754 of the Code) upon the General Partner’s determination in its sole and absolute discretion that such revocation is the best interests of the Partners. Section 10.3 Tax Matters Partner; Partnership Representative A. The General Partner shall be the “tax matters partner” of the Partnership and the “partnership representative” of the Partnership, in each case, for U.S. federal income tax purposes and applicable state or local income tax purposes. The partnership representative shall designate a “designated individual” as and when required for U.S. federal income tax purposes. In the case of a period for which the Partnership Audit Rules do not apply, pursuant to Section 6223(c)(3) of the Code as in effect before the enactment of the Partnership Audit Rules, upon receipt of notice from the IRS of the beginning of an administrative proceeding with respect to the Partnership, the tax matters partner shall furnish the IRS with the name, address and profit interest of each of the Limited Partners; provided, however, that such information is provided to the Partnership by the Limited Partners. B. The tax matters partner or the partnership representative (and any designated individual, at the direction of the partnership representative), as applicable, is authorized, but not required: (1) to enter into any settlement with the IRS or any state or local taxing authority with respect to any administrative or judicial proceedings for the adjustment of Partnership items required to be taken into account by a Partner for income tax purposes (such administrative proceedings being referred to as a “tax audit” and such judicial proceedings being referred to as “judicial review”), and in the settlement agreement the tax matters partner or

45 partnership representative may expressly state that such agreement shall bind all Partners, except that in the case of an agreement with respect to a period for which the Partnership Audit Rules do not apply, such settlement agreement shall not bind any Partner (i) who (within the time prescribed pursuant to the Code and Treasury Regulations) files a statement with the IRS providing that the tax matters partner shall not have the authority to enter into a settlement agreement on behalf of such Partner or (ii) who is a “notice partner” (as defined in Section 6231 of the Code as in effect before the enactment of the Partnership Audit Rules) or a member of a “notice group” (as defined in Section 6223(b)(2) of the Code as in effect before the enactment of the Partnership Audit Rules); (2) in the event that a notice of a final administrative adjustment at the Partnership level of any item required to be taken into account by a Partner for tax purposes (a “final adjustment”) is mailed to the tax matters partner or partnership representative, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court or the United States Claims Court, or the filing of a complaint for refund with the District Court of the United States for the district in which the Partnership’s principal place of business is located; (3) to intervene in any action brought by any other Partner for judicial review of a final adjustment; (4) to file a request for an administrative adjustment with the IRS at any time and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition or complaint) for judicial review with respect to such request; (5) to enter into an agreement with the IRS to extend the period for assessing any tax which is attributable to any item required to be taken into account by a Partner for tax purposes, or an item affected by such item; (6) to make any elections with respect to any tax audit, adjustment, assessment, “imputed underpayment” (within the meaning of the Code) or other similar item, including any election under Section 6226 of the Code (or a similar provision of state, local or other tax law); and (7) to take any other action on behalf of the Partners of the Partnership in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations. The taking of any action and the incurring of any expense by the tax matters partner or partnership representative (and designated individual, as applicable and at the direction of the partnership representative) in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the tax matters partner or partnership representative (and designated individual, as applicable and at the direction of the partnership representative), as the case may be, and the provisions relating to indemnification of the General Partner set forth in Section 7.7 shall be fully applicable to the tax matters partner, the partnership representative and any designated individual in their capacities as such. C. The tax matters partner and partnership representative shall receive no compensation for their services. All third party costs and expenses incurred by the tax matters

46 partner or partnership representative (and designated individual, as applicable) in performing their duties as such (including legal and accounting fees) shall be borne by the Partnership. Nothing herein shall be construed to restrict the Partnership from engaging an accounting firm to assist the tax matters partner or partnership representative (or designated individual) in discharging their duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable. Section 10.4 Organizational Expenses The Partnership shall elect to deduct expenses, if any, incurred by it in organizing the Partnership ratably over a 60-month period or such other period as provided in Section 709 of the Code. Section 10.5 Withholding Each Limited Partner hereby authorizes the Partnership to withhold from or pay on behalf of or with respect to such Limited Partner any amount of federal, state, local, or foreign taxes that the General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Limited Partner pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Sections 1441, 1442, 1445, 1446 or 6225 of the Code or any applicable state or local laws. Any amount paid on behalf of or with respect to a Limited Partner shall constitute a loan by the Partnership to such Limited Partner, which loan shall be repaid by such Limited Partner within 15 days after notice from the General Partner that such payment must be made unless (i) the Partnership withholds such payment from a distribution which would otherwise be made to the Limited Partner or (ii) the General Partner determines, in its sole and absolute discretion, that such payment may be satisfied out of the available funds of the Partnership which would, but for such payment, be distributed to the Limited Partner. Any amounts withheld pursuant to the foregoing clauses (i) or (ii) shall be treated as having been distributed to such Limited Partner. Each Limited Partner hereby unconditionally and irrevocably grants to the Partnership a security interest in such Limited Partner’s Partnership Interest to secure such Limited Partner’s obligation to pay to the Partnership any amounts required to be paid pursuant to this Section 10.5. In the event that a Limited Partner fails to pay any amounts owed to the Partnership pursuant to this Section 10.5 when due, the General Partner may, in its sole and absolute discretion, elect to make the payment to the Partnership on behalf of such defaulting Limited Partner, and in such event shall be deemed to have loaned such amount to such defaulting Limited Partner and shall succeed to all rights and remedies of the Partnership as against such defaulting Limited Partner (including, without limitation, the right to receive distributions). Any amounts payable by a Limited Partner hereunder shall bear interest at the base rate on corporate loans at large United States money center commercial banks, as published from time to time in the Wall Street Journal, plus four (4) percentage points (but not higher than the maximum lawful rate) from the date such amount is due (i.e., 15 days after demand) until such amount is paid in full. Each Limited Partner shall take such actions as the Partnership or the General Partner shall request in order to perfect or enforce the security interest created hereunder.

47 ARTICLE 11 TRANSFERS AND WITHDRAWALS Section 11.1 Transfer A. The term “Transfer,” when used in this Article 11 with respect to a Partnership Unit, shall be deemed to refer to a transaction by which the General Partner purports to assign its General Partner Interest to another Person or by which a Limited Partner purports to assign its Limited Partnership Interest to another Person, and includes a sale, assignment, gift, (outright or in trust), pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise. The term “Transfer” when used in this Article 11 does not include an Exchange pursuant to Section 8.6 or Redemption or Assumption pursuant to Section 8.7. No part of the interest of a Limited Partner shall be subject to the claims of any creditor, any spouse for alimony or support, or to legal process, and may not be voluntarily or involuntarily alienated or encumbered except as may be specifically provided for in this Agreement. B. No Partnership Interest shall be Transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article 11. Any transfer or purported Transfer of a Partnership Interest not made in accordance with this Article 11 shall be null and void. Section 11.2 Transfer of General Partner’s Partnership Interest A. Except as provided in Section 11.2.B or 11.2.C, the General Partner may not Transfer any of its General Partner Interest or withdraw as General Partner without the Consent of the Class A Limited Partners. It is a condition to any Transfer of a Partnership Interest of a General Partner otherwise permitted hereunder (including any Transfer permitted pursuant to Section 11.2.B or 11.2.C) that: (i) coincident with such Transfer, the transferee is admitted as a General Partner pursuant to Section 12.1 hereof; (ii) the transferee assumes, by operation of law or express agreement, all of the obligations of the transferor General Partner under this Agreement with respect to such Transferred Partnership Interest; and (iii) the transferee has executed such instruments as may be necessary to effectuate such admission and to confirm the agreement of such transferee to be bound by all the terms and provisions of this Agreement with respect to the Partnership Interest so acquired and the admission of such transferee as a General Partner. B. Notwithstanding the other provisions of this Article 11, the Partnership Interests of the General Partner (including the General Partnership Interest and any Limited Partnership Interests) may, without the Consent of the Class A Limited Partners, be Transferred, at any time or from time to time, to any Person that is, at the time of such Transfer, a wholly- owned Subsidiary (whether directly or indirectly) of the General Partner or any successor thereto. The provisions of this Section 11.2.B shall not be subject to the provisions of Section 11.2.C, 11.3, 11.4.A or 11.5. C. Notwithstanding the other provisions of this Article 11, the Partnership Interests of the General Partner (including the General Partnership Interest and any Limited Partnership Interests) may, without the Consent of the Class A Limited Partners, be Transferred in connection with (a) a merger, consolidation or other combination of its or the Partnership’s assets

48 with another entity, (b) a sale of all or substantially all of its or the Partnership’s assets not in the ordinary course of its or the Partnership’s business or (c) a reclassification, recapitalization or change of any outstanding shares of the General Partner’s stock or other outstanding equity interests (each such transaction covered in any of the foregoing clauses (a), (b) and (c), a “Transaction”) if: (1) in connection with such Transaction, all of the Limited Partners that hold Partnership Units will receive, or will have the right to elect to receive, for each Partnership Unit an amount of cash, securities or other property equal to the product of the Exchange Factor and the greatest amount of cash, securities or other property paid to a holder of one REIT Share in consideration of one REIT Share pursuant to the terms of such Transaction; provided that if, in connection with such Transaction, a purchase, tender or exchange offer shall have been made to and accepted by the holders of the outstanding REIT Shares, each holder of Partnership Units shall receive, or shall have the right to elect to receive, the greatest amount of cash, securities or other property which such holder of Partnership Units would have received had it exercised its right to Redemption or Exchange pursuant to Article 8 hereof and received REIT Shares in exchange for its Partnership Units immediately prior to the expiration of such purchase, tender or exchange offer and had thereupon accepted such purchase, tender or exchange offer and then such Transaction shall have been consummated; or (2) all of the following conditions are met: (i) substantially all of the assets directly or indirectly owned by the surviving entity are owned directly or indirectly by the Partnership or another limited partnership or limited liability company which is the survivor of a merger, consolidation or combination of assets with the Partnership (in each case, the “Surviving Partnership”); (ii) Limited Partners that held Partnership Units immediately prior to the consummation of such Transaction own a percentage interest of the Surviving Partnership based on the relative fair market value of the net assets of the Partnership and the other net assets of the Surviving Partnership immediately prior to the consummation of such transaction; (iii) the rights, preferences and privileges in the Surviving Partnership of such Limited Partners are at least as favorable as those in effect with respect to the Partnership Units immediately prior to the consummation of such transaction and as those applicable to any other limited partners or non- managing members of the Surviving Partnership (other than holders of Preferred Units); and (iv) the rights of such Limited Partners include at least one of the following: (a) the right to redeem their interests in the Surviving Partnership for the consideration available to such persons pursuant to Section 11.2.C(1) or (b) the right to redeem their interests in the Surviving Partnership for cash on terms substantially equivalent to those in effect with respect to their Partnership Units immediately prior to the consummation of such transaction, or, if the ultimate controlling person of the Surviving Partnership has publicly traded common equity securities, such common equity securities, with an exchange ratio based on the determination of relative fair market value of such securities and the REIT Shares. Section 11.3 Limited Partners’ Rights to Transfer A. Subject to the provisions of Section 11.6, a Limited Partner or Assignee shall have the right to transfer all or any portion of its Partnership Interests to any other Person upon the satisfaction of each of the following conditions:

49 (1) General Partner Right of First Refusal. The transferring Partner shall give written notice of the proposed transfer to the General Partner, which notice shall state (i) the identity of the proposed transferee, and (ii) the amount and type of consideration proposed to be received for the transferred Partnership Units. The General Partner shall have ten (10) days upon which to give the transferring Partner notice of its election to acquire the Partnership Units on the proposed terms. If it so elects, it shall purchase the Partnership Units on such terms within ten (10) days after giving notice of such election. If it does not so elect, the transferring Partner may transfer such Partnership Units to a third party, on economic terms no more favorable to the transferee than the proposed terms, subject to the other conditions of this Section 11.3; and (2) Qualified Transferee. Any transfer of a Partnership Interest shall be made only to Qualified Transferees. It is a condition to any transfer otherwise permitted hereunder that the transferee assumes by operation of law or express agreement all of the obligations of the transferor Limited Partner under this Agreement with respect to such transferred Partnership Interest and no such transfer (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor Partner are assumed by a successor corporation by operation of law) shall relieve the transferor Partner of its obligations under this Agreement without the approval of the General Partner, in its reasonable discretion. Notwithstanding the foregoing, any transferee of any transferred Partnership Interest shall be subject to any and all ownership limitations contained in the Articles of Incorporation. Any transferee, whether or not admitted as a Substituted Limited Partner, shall take subject to the obligations of the transferor hereunder. Unless admitted as a Substituted Limited Partner, no transferee, whether by a voluntary transfer, by operation of law or otherwise, shall have rights hereunder, other than the rights of an Assignee as provided in Section 11.5. B. If a Limited Partner is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator, or receiver of such Limited Partner’s estate shall have all the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners, for the purpose of settling or managing the estate, and such power as the Incapacitated Limited Partner possessed to transfer all or any part of their interest in the Partnership. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership. C. The General Partner may prohibit any transfer otherwise permitted under Section 11.3 by a Limited Partner of their Partnership Units if, in the opinion of legal counsel to the Partnership, such transfer would require the filing of a registration statement under the Securities Act by the Partnership or would otherwise violate any federal or state securities laws or regulations applicable to the Partnership or the Partnership Unit. D. No transfer by a Limited Partner of their Partnership Units (including any Exchange or Redemption or Assumption) may be made to any Person if (i) in the opinion of legal counsel for the Partnership, it would result in the Partnership being treated as an association taxable as a corporation, or (ii) such transfer is effectuated through an “established securities market” or a “secondary market (or the substantial equivalent thereof)” within the meaning of Section 7704 of the Code.

50 Section 11.4 Substituted Limited Partners A. No Limited Partner shall have the right to substitute a transferee as a Limited Partner in his place (including any transferee permitted by Section 11.3). The General Partner shall, however, have the right to consent to the admission of a transferee of the interest of a Limited Partner pursuant to this Section 11.4 as a Substituted Limited Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion. The General Partner’s failure or refusal to permit a transferee of any such interests to become a Substituted Limited Partner shall not give rise to any cause of action against the Partnership or any Partner. B. A transferee who has been admitted as a Substituted Limited Partner in accordance with this Article 11 shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement. C. Upon the admission of a Substituted Limited Partner, the General Partner shall amend the books and records of the Partnership to reflect the name, address, number, Class (and series, if any) of Partnership Units, and Percentage Interest of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and interest of the predecessor of such Substituted Limited Partner. Section 11.5 Assignees If the General Partner, in its sole and absolute discretion, does not consent to the admission of any permitted transferee under Section 11.3 as a Substituted Limited Partner, as described in Section 11.4, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be entitled to all the rights of an assignee of a limited partnership interest under the Act, including the right to receive distributions from the Partnership and the share of Net Income, Net Losses, gain and loss attributable to the Partnership Units assigned to such transferee, the rights to transfer the Partnership Units provided in this Article 11, and the right of Exchange or Redemption, as applicable, provided in Sections 8.6 and 8.7, respectively, but shall not be deemed to be a holder of Partnership Units for any other purpose under this Agreement, and shall not be entitled to effect a Consent with respect to such Partnership Units on any matter presented to the Limited Partners for approval (such Consent remaining with the transferor Limited Partner). In the event any such transferee desires to make a further assignment of any such Partnership Units, such transferee shall be subject to all the provisions of this Article 11 to the same extent and in the same manner as any Limited Partner desiring to make an assignment of Partnership Units. Section 11.6 General Provisions A. No Limited Partner may withdraw from the Partnership other than as a result of a permitted transfer of all of such Limited Partner’s Partnership Units in accordance with this Article 11 or pursuant to the exercise of its right of Exchange or Redemption of all of its Partnership Units under Section 8.6 or Section 8.7, respectively. B. Any Limited Partner who shall transfer all of their Partnership Units in a transfer permitted pursuant to this Article 11 where such transferee was admitted as a Limited Partner or pursuant to the exercise of its right of Exchange or Redemption of all of its Partnership Units under Section 8.6 or Section 8.7, respectively, shall cease to be a Limited Partner.

51 C. Transfers pursuant to this Article 11 may only be made on the first day of a fiscal quarter of the Partnership, unless the General Partner otherwise agrees. D. If any Partnership Interest is transferred during any quarterly segment of the Partnership Year in compliance with the provisions of this Article 11 or transferred pursuant to Section 8.6 or Section 8.7, Net Income, Net Losses, each item thereof and all other items attributable to such interest for such Partnership Year shall be divided and allocated between the transferor Partner and the transferee Partner by taking into account their varying interests during the Partnership Year in accordance with Section 706 of the Code, as determined by the General Partner. All distributions of Available Cash with respect to which the Partnership Record Date is before the date of such transfer or redemption shall be made to the transferor Partner, and all distributions of Available Cash thereafter shall be made to the transferee Partner. E. In addition to any other restrictions on transfer herein contained, in no event may any transfer or assignment of a Partnership Interest by any Partner (including by way of an Exchange or exercise of a Redemption Right) be made (i) to any person or entity who lacks the legal right, power or capacity to own a Partnership Interest; (ii) in violation of applicable law; (iii) of any component portion of a Partnership Interest, such as the Capital Account, or rights to distributions, separate and apart from all other components of a Partnership Interest; (iv) in the event such transfer would cause Tanger to cease to comply with the REIT Requirements, if Tanger at such time has determined to continue to meet the REIT Requirements; (v) if such transfer would cause a termination of the Partnership for U.S. federal or state income tax purposes (except as a result of the Exchange or Redemption of, or Assumption with respect to, all Partnership Units held by all Limited Partners); (vi) if such transfer would, in the opinion of counsel to the Partnership, cause the Partnership to cease to be classified as a partnership for U.S. federal income tax purposes (except as a result of the Exchange or Redemption of, or Assumption with respect to, all Partnership Units held by all Limited Partners); (vii) if such transfer would cause the Partnership to become, with respect to any employee benefit plan subject to Title I of ERISA, a “party-in- interest” (as defined in Section 3(14) of ERISA) or a “disqualified person” (as defined in Section 4975(c) of the Code); (viii) if such transfer would, in the opinion of counsel to the Partnership, cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 2510.2-101; (ix) if such transfer requires the registration of such Partnership Interest pursuant to any applicable federal or state securities laws; (x) if such transfer causes the Partnership to become a “publicly traded partnership,” as such term is defined in Sections 469(k)(2) or 7704(b) of the Code or if such transfer would cause the Partnership to have more than 100 Partners (including, as Partners, those persons indirectly owning an interest in the Partnership through an entity treated as a partnership, Disregarded Entity or an S corporation) (each such entity, a “Flow-Through Entity”, but only if substantially all of the value of such Person’s interest in the Flow-Through Entity is attributable to the Flow-Through Entity’s interest (direct or indirect) in the Partnership); or (xi) if such transfer subjects the Partnership to be regulated under the Investment Company Act of 1940, the Investment Advisors Act of 1940 or the Employee Retirement Income Security Act of 1974, each as amended. Notwithstanding any provision herein to the contrary, the General Partner shall be entitled to impose restrictions on any transfer (including an Exchange, Redemption or Assumption), and including restrictions on the manner in which such transfer (including an Exchange, Redemption or Assumption) occurs, if the General Partner determines in good faith such restrictions are necessary or advisable to ensure the Partnership is not treated as a “publicly traded partnership” for U.S. federal income tax purposes.

52 ARTICLE 12 ADMISSION OF PARTNERS Section 12.1 Admission of Successor General Partner A successor to all of the General Partner’s General Partner Interest pursuant to Section 11.2 who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective upon such transfer. Any such successor shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the successor General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission. Section 12.2 Admission of Additional Limited Partners A. After the Effective Date, a Person (other than an existing Partner) who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner (i) evidence of acceptance in form and substance satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 2.4 and (ii) such other documents or instruments as may be required in the sole and absolute discretion of the General Partner in order to effect such Person’s admission as an Additional Limited Partner. B. Notwithstanding anything to the contrary in this Section 12.2, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner’s sole and absolute discretion. The grant of an option to acquire Units under the Incentive Award Plan, which grant is in the sole and absolute discretion of the General Partner, to any Person shall constitute the consent of the General Partner to such Person (but not any Assignee) to becoming a Limited Partner upon exercise of such option to acquire Units. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the receipt of the Capital Contribution in respect of such Limited Partner and the consent of the General Partner to such admission. Section 12.3 Amendment of Agreement and Certificate of Limited Partnership For the admission to the Partnership of any Partner or the issuance of Partnership Units or Preferred Units as provided for in this Agreement, the General Partner shall take all steps necessary and appropriate under the Act to amend the records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement (including an amendment of Exhibit B) and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to Section 2.4. Section 12.4 Limit on Number of Partners No Person shall be admitted to the Partnership as an Additional Limited Partner if the effect of such admission would be to cause the Partnership to have more than 100 Partners, including as

53 Partners for this purpose those Persons indirectly owning an interest in the Partnership through a Flow-Through Entity if substantially all of the value of such Person’s interest in the Flow-Through Entity is attributable to the Flow-Through Entity’s interest (direct or indirect) in the Partnership. ARTICLE 13 DISSOLUTION AND LIQUIDATION Section 13.1 Dissolution The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the withdrawal of the General Partner, any successor General Partner shall continue the business of the Partnership. The Partnership shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following (“Liquidating Events”): A. the expiration of its term as provided in Section 2.5; B. an event of withdrawal of the General Partner, as defined in the Act, unless, within 90 days after the withdrawal, all of the Holders of the Class A Common Units, and at least a majority in interest of all the remaining Partners, agree in writing, in their sole and absolute discretion, to continue the business of the Partnership and to the appointment, effective as of the date of withdrawal, of a substitute General Partner; C. an election to dissolve the Partnership made by the General Partner, approved by the Consent of the Holders of the Class A Common Units; D. entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act; E. the sale of all or substantially all of the assets and properties of the Partnership; F. a Bankruptcy of the General Partner, unless all of the remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of a date prior to the date of such Bankruptcy, of a substitute General Partner; or G. the Exchange or Redemption (or Assumption with respect thereto) by all Partners (other than the General Partner) of all Class A Common Units and Class C Common Units. Section 13.2 Winding Up A. Upon the occurrence of a Liquidating Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners. No Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership’s business and affairs. The General Partner (or, in the event there is no remaining General Partner, any Person elected by a Majority in Interest of the Class A Limited Partners (the “Liquidator”))

54 shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership’s liabilities and property and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the General Partner, include shares of stock in the General Partner) shall be applied and distributed in the following order: (1) First, to the payment and discharge of all of the Partnership’s debts and liabilities to creditors other than the Partners; (2) Second, to the payment and discharge of all of the Partnership’s debts and liabilities to the General Partner; (3) Third, to the payment and discharge of all of the Partnership’s debts and liabilities to the other Partners; and (4) The balance, if any, to the Holders in accordance with Section 5.1.B. The General Partner shall not receive any additional compensation for any services performed pursuant to this Article 13 other than reimbursement of its expenses as provided in Section 7.4. B. Notwithstanding the provisions of Section 13.2.A which require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership’s assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Partners as creditors) and/or distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.2.A., undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt. C. If any Partner has a deficit balance in their Capital Account (after giving effect to all contributions, distributions and allocations for the taxable years, including the year during which such liquidation occurs), such Partner shall have no obligation to make any contribution to the capital of the Partnership with respect to such deficit, and such deficit shall not be considered a debt owed to the Partnership or to any other Person for any purpose whatsoever. Section 13.3 Liquidating Trusts and Reserves In the discretion of the General Partner, a pro rata portion of the distributions that would otherwise be made to the General Partner and Limited Partners pursuant to this Article 13 may be:

55 A. distributed to a trust established for the benefit of the General Partner and Limited Partners for the purposes of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or of the General Partner arising out of or in connection with the Partnership. The assets of any such trust shall be distributed to the General Partner and Limited Partners from time to time, in the reasonable discretion of the General Partner, in the same proportions and the amount distributed to such trust by the Partnership would otherwise have been distributed to the General Partner and Limited Partners pursuant to this Agreement; or B. withheld to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership; provided that such withheld amounts shall be distributed to the General Partner and Limited Partners as soon as practicable. Section 13.4 Deemed Distribution and Recontribution Notwithstanding any other provision of this Article 13, in the event the Partnership is “liquidated” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Liquidating Event has occurred, the Partnership’s property shall not be liquidated, the Partnership’s liabilities shall not be paid or discharged, and the Partnership’s affairs shall not be wound up. Instead, the Partnership shall be deemed to have distributed the Property in kind to the General Partner and Limited Partners, who shall be deemed to have assumed and taken such property subject to all Partnership liabilities, all in accordance with their respective Capital Accounts. Immediately thereafter, the General Partner and Limited Partners shall be deemed to have recontributed the Partnership property in kind to the Partnership, which shall be deemed to have assumed and taken such property subject to all such liabilities. Section 13.5 Rights of Limited Partners Except as otherwise provided in this Agreement, each Limited Partner shall look solely to the assets of the Partnership for the return of their Capital Contribution and shall have no right or power to demand or receive property from the General Partner. Except as otherwise provided herein, no Limited Partner shall have priority over any other Limited Partner as to the return of their Capital Contributions, distributions or allocations. Section 13.6 Notice of Dissolution In the event a Liquidating Event occurs or an event occurs that would, but for provisions of Section 13.1, result in a dissolution of the Partnership, the General Partner shall, within 30 days thereafter, provide written notice thereof to each of the Partners and to all other parties with whom the Partnership regularly conducts business (as determined in the discretion of the General Partner) and shall publish notice thereof in a newspaper of general circulation in each place in which the Partnership regularly conduct business (as determined in the discretion of the General Partner). Section 13.7 Cancellation of Certificate of Limited Partnership Upon the completion of the liquidation of the Partnership cash and property as provided in Section 13.2, the Partnership shall be terminated and the Certificate and all qualifications of the

56 Partnership as a foreign limited partnership in jurisdictions other than the State of North Carolina shall be cancelled and such other actions as may be necessary to terminate the Partnership shall be taken. Section 13.8 Reasonable Time for Winding-Up A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 13.2, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between the Partners during the period of liquidation. Section 13.9 Waiver of Partition Each Partner hereby waives any right to partition of the Partnership property. ARTICLE 14 PROCEDURES FOR AMENDMENT OF PARTNERSHIP AGREEMENT; CONSENTS Section 14.1 Amendments A. The actions requiring consent or approval of Limited Partners pursuant to this Agreement, including Section 7.3, or otherwise pursuant to applicable law, are subject to the procedures in this Article 14. B. Amendments to this Agreement may be proposed by the General Partner or by any Limited Partner. Following such proposal, the General Partner shall submit any proposed amendment to the Limited Partners. The General Partner shall seek the written consent of the Partners (to the extent required by this Agreement) on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. For purposes of obtaining a written consent, the General Partner may require a response within a reasonable specified time, but not less than 15 days, and failure to respond in such time period shall constitute a consent which is consistent with the General Partner’s recommendation (if so recommended) with respect to the proposal; provided that, an action shall become effective at such time as requisite consents are received even if prior to such specified time. Section 14.2 Action by the Partners A. Meetings of the Partners may be called by the General Partner and shall be called upon the receipt by the General Partner of a written request by Limited Partners holding a Percentage Interest of 25 percent or more. The call shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Partners not less than seven days nor more than 30 days prior to the date of such meeting. Partners may vote in person or by proxy at such meeting. Whenever the vote or Consent of Partners is permitted or required under this Agreement, such vote or Consent may be given at a meeting of Partners or may be given in accordance with the procedure prescribed in Section 14.1 and shall require the percentage vote or Consent required by this Agreement. When casting any vote or giving Consent hereunder, the Holders entitled to vote or grant such Consent shall act reasonably and in good faith.

57 B. Any action required or permitted to be taken at a meeting of the Partners may be taken without a meeting if a written consent setting forth the action so taken is signed by the percentage as is expressly required by this Agreement for the action in question. Such consent may be in one instrument or in several instruments, and shall have the same force and effect as a vote of the Percentage Interests of the Partners (expressly required by this Agreement). Such consent shall be filed with the General Partner. An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified. C. Each Limited Partner may authorize any Person or Persons to act for him by proxy on all matters in which a Limited Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Limited Partner or their attorney-in-fact. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Limited Partner executing it. D. Each meeting of Partners shall be conducted by the General Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other Person deems appropriate. ARTICLE 15 GENERAL PROVISIONS Section 15.1 Addresses and Notice Any notice, demand, request or report required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication to the Partner or Assignee at the address set forth in the books and records of the Partnership or such other address as the Partners shall notify the General Partner in writing. Section 15.2 Titles and Captions All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to “Articles” and “Sections” are to Articles and Sections of this Agreement. Section 15.3 Pronouns and Plurals Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. Section 15.4 Further Action The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

58 Section 15.5 Binding Effect This Agreement shall be binding upon an inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns. Section 15.6 Creditors None of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership. Section 15.7 Waiver No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon any breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition. Section 15.8 Counterparts This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto. Section 15.9 Applicable Law This Agreement shall be construed in accordance with and governed by the laws of the State of North Carolina, without regard to the principles of conflicts of law. Section 15.10 Invalidity of Provisions If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby. Section 15.11 Limitation to Preserve REIT Status To the extent that the amount paid or credited to the General Partner or its officers, directors, employees or agents hereunder would constitute gross income to Tanger for purposes of Sections 856(c)(2) or 856(c)(3) of the Code (a “GP Payment”) then, notwithstanding any other provision of this Agreement, the amount of such GP Payments for any Partnership Year shall not exceed the lesser of: A. an amount equal to the excess, if any, of (a) 4.17% of Tanger’s total gross income (but not including the amount of any GP Payments) for the Partnership Year which is described in subsections (A) through (H) of Section 856(c)(2) of the Code over (b) the amount of gross income (within the meaning of Section 856(c)(2) of the Code) derived by Tanger from

59 sources other than those described in subsections (A) through (H) of Section 856(c)(2) of the Code (but not including the amount of any GP Payments); or B. an amount equal to the excess, if any, of (a) 25% of Tanger’s total gross income (but not including the amount of any GP Payments) for the Partnership Year which is described in subsections (A) through (I) of Section 856(c)(3) of the Code over (b) the amount of gross income (within the meaning of Section 856(c)(3) of the Code) derived by Tanger from sources other than those described in subsections (A) through (I) of Section 856(c)(3) of the Code (but not including the amount of any GP Payments); provided, however, that GP Payments in excess of the amounts set forth in subparagraphs A and B above may be made if the General Partner, as a condition precedent, obtains an opinion of tax counsel that the receipt of such excess amounts would not adversely affect Tanger’s ability to qualify as a REIT. To the extent GP Payments may not be made in a year due to the foregoing limitations, such GP Payments shall carry over and be treated as arising in the following year. [Signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Third Amended and Restated Limited Partnership Agreement of Tanger Properties Limited Partnership to be duly executed as of the date first written above. GENERAL PARTNER: TANGER INC. By: Name: Stephen J. Yalof Title: Chief Executive Officer CLASS B LIMITED PARTNER: TANGER LP TRUST By: Name: Steven J. Yalof Title: Trustee CLASS A LIMITED PARTNER*: TANGO 7, LLC By: Name: Steven B. Tanger Title: Managing Member *Holds more than fifty percent of the outstanding Class A Common Units. /s/ Stephen J. Yalof /s/ Stephen J. Yalof /s/ Steven B. Tanger

EXHIBIT A-1 NOTICE OF EXCHANGE The undersigned hereby irrevocably (i) exchanges _____________ Limited Partnership Units in Tanger Properties Limited Partnership in accordance with the terms of the Limited Partnership Agreement of the Partnership (as amended, the “Agreement”) and the rights of Exchange referred to therein, (ii) surrenders such Limited Partnership Units and all right, title and interest therein, and (iii) directs that the ___________ REIT Shares deliverable upon Exchange be delivered to the address specified below, and such REIT Shares be registered or placed in the name and at the address specified below. The undersigned represents, warrants, and certifies that it (a) has unencumbered title to such Partnership Units, free and clear of the interests of any other person, and (b) has the full power and authority to surrender such Partnership Units as provided herein. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement. Dated: __________________________ Name of Limited Partner: (Signature of Limited Partner) (Street Address) (City) (State) (Zip Code) Signature Guaranteed by: SHARES ARE TO BE ISSUED TO: Name: Social Security or tax identifying number: DELIVER TO: Broker Name and DTC #:__________________________________ Account Number #:_______________________________________ For the benefit of:________________________________________ Trustee Name:__________________________________________ Broker Contact Name & Phone #: __________________________ ____________________

EXHIBIT A-2 NOTICE OF REDEMPTION The undersigned hereby irrevocably (i) redeems_____________Partnership Units in Tanger Properties Limited Partnership (the “Partnership”) in accordance with the terms of the Limited Partnership Agreement of the Partnership (as amended, the “Agreement”) and the Redemption Right referred to therein, (ii) surrenders such Partnership Units and all right, title and interest therein, and (iii) directs that the Cash Amount or REIT Shares Amount (as determined by the General Partner) be delivered to the address specified below, and if REIT Shares are to be delivered, such REIT Shares be registered or placed in the name(s) and at the address(es) specified below. The undersigned represents, warrants, and certifies that it (a) has unencumbered title to such Partnership Units, free and clear of the interests of any other person, and (b) has the full power and authority to surrender such Partnership Units as provided herein. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement. Dated: __________________________ Name of Limited Partner: (Signature of Limited Partner) (Street Address) (City) (State) (Zip Code) Signature Guaranteed by: IF SHARES ARE TO BE ISSUED, ISSUE TO: Name: Social Security or tax identifying number: DELIVER TO: Broker Name and DTC #:__________________________________ Account Number #:_______________________________________ For the benefit of:________________________________________ Trustee Name:__________________________________________ Broker Contact Name & Phone #: __________________________ ____________________

EXHIBIT B PARTNERSHIP UNIT DESIGNATION OF THE LTIP UNITS OF TANGER PROPERTIES LIMITED PARTNERSHIP 1. Defined Terms. The following defined terms used in this Exhibit B shall have the meaning specified below. Capitalized terms used, but not otherwise defined herein, shall have the respective meanings ascribed thereto in the Third Amended and Restated Limited Partnership Agreement Tanger Properties Limited Partnership, as amended (the “Agreement”). References to the “Agreement”, “herein” and similar such references shall be deemed to include the Agreement as supplemented by this Exhibit B and any other Exhibit or other schedule or supplement to the Agreement, as the context requires. “Adjustment Event” has the meaning set forth in Section 6. “AO LTIP Unit” has the meaning provided in Section 2. “AO LTIP Unit Conversion Notice” has the meaning provided in Section 12(c) hereof. “AO LTIP Unit Conversion Right” has the meaning provided in Section 12(a) hereof. “AO LTIP Unit Value” means, for any AO LTIP Unit as of any date, the excess of the REIT Share Value on such date over the Issue Price for such AO LTIP Unit. “Auto Conversion” has the meaning set forth in Section 11(d) hereof. “Auto Conversion Notice” has the meaning set forth in Section 11(d) hereof. “Basic LTIP Units” has the meaning set forth in Section 2 hereof. “Basic AO LTIP Units” has the meaning set forth in Section 2 hereof. “Capital Account Limitation” has the meaning set forth in Section 11(a) hereof. “Constituent Person” has the meaning set forth in Section 11(g) hereof. “Conversion Date” means, as applicable, (i) with respect to Basic LTIP Units or Performance LTIP Units, the date of an Auto Conversion or the date set forth in a Forced Conversion Notice, and (ii) with respect to AO LTIP Units, the date set forth in an AO LTIP Unit Conversion Notice or a Forced AO LTIP Unit Conversion Notice or the date of an Expiration Conversion.

“Economic Capital Account Balance” means, with respect to a holder of LTIP Units, its Capital Account balance, plus the amount of its share of any Partner Minimum Gain or Partnership Minimum Gain, in either case to the extent attributable to its ownership of LTIP Units. “Eligible Unit” means, as of the time any Liquidating Gain is available to be allocated to an LTIP Unit, an LTIP Unit to the extent, since the date of issuance of such LTIP Unit, such Liquidating Gain when aggregated with other Liquidating Gains realized since the date of issuance of such LTIP Unit exceeds Liquidating Losses realized since the date of issuance of such LTIP Unit, and any other LTIP Unit designated by the General Partner. “Expiration Conversion” has the meaning set forth in Section 12(g) hereof. “Expiration Conversion Notice” has the meaning set forth in Section 12(g) hereof. “Expiration Date” means, for any Performance LTIP Unit, the date specified in the LTIP Agreement or other documentation pursuant to which such Performance LTIP Unit is granted. “Forced AO LTIP Unit Conversion” has the meaning set forth in Section 12(e) hereof. “Forced AO LTIP Unit Conversion Notice” has the meaning set forth in Section 12(e) hereof. “Forced Conversion” has the meaning set forth in Section 11(c) hereof. “Forced Conversion Notice” has the meaning set forth in Section 11(c) hereof. “Full Distribution Participation Date” means, (i) for any Performance LTIP Unit, the date specified in the LTIP Agreement pursuant to which such Performance LTIP Unit (or AO LTIP Units that converted into such Performance LTIP Unit) was granted, and (ii) for any AO LTIP Unit, the date upon which such AO LTIP Unit is converted into Basic LTIP Units pursuant to Section 12 hereof or such other date as may be specified in the LTIP Agreement or other documentation pursuant to which such AO LTIP Unit is granted. “Initial Sharing Percentage” means, (i) for any Performance LTIP Unit, ten percent (10%) or such other percentage specified in the LTIP Agreement pursuant to which such Performance LTIP Unit is granted, and (ii) for any AO LTIP Unit, two percent (2%) or such other percentage specified in the LTIP Agreement pursuant to which such AO LTIP Unit is granted. “Issue Price” means, for any AO LTIP Unit, the amount specified in the LTIP Agreement or other documentation pursuant to which such AO LTIP Unit is granted. “Liquidating Gains” means any net gain realized in connection with the actual or hypothetical sale of all or substantially all of the assets of the Partnership (including upon liquidation of the Partnership), including but not limited to net gain realized in connection with a revaluation of the Partnership’s property pursuant to Section 6.1 of the Agreement. The General Partner shall be entitled, in its discretion, to modify the determination of Liquidating Gains to give effect to the economic intent of the Agreement and to preserve the treatment of any LTIP Units as “profits interests” for U.S. income tax purposes.

“Liquidating Losses” means any net loss realized in connection with the actual or hypothetical sale of all or substantially all of the assets of the Partnership (including upon liquidation of the Partnership), including but not limited to net loss realized in connection with a revaluation of the Partnership’s property pursuant to Section 6.1 of the Agreement. The General Partner shall be entitled, in its discretion, to modify the determination of Liquidating Losses to give effect to the economic intent of the Agreement and to preserve the treatment of any LTIP Units as “profits interests” for U.S. income tax purposes. “LTIP Agreement” has the meaning set forth in Section 5(b) hereof. “LTIP Unit Distribution Payment Date” has the meaning set forth in Section 7(c) hereof. “LTIP Unit Redemption Threshold” means a threshold that will be met with respect to one or more LTIP Units if, when and to the extent, such LTIP Units have satisfied the Capital Account Limitation. For the avoidance of doubt, AO LTIP Units cannot meet the LTIP Unit Redemption Threshold prior to their conversion into Basic LTIP Units. “LTIP Units” means the Partnership Units designated as such having the rights, powers, privileges, restrictions, qualifications and limitations set forth herein, in the Incentive Award Plan and in an applicable LTIP Agreement. LTIP Units may be issued in one or more classes, or one or more series of any such classes bearing such relationship to one another as to allocations, distributions, and other rights as the General Partner shall determine in its sole and absolute discretion subject to North Carolina law and the Agreement. For the avoidance of doubt, the AO LTIP Units are LTIP Units. For the avoidance of doubt, an LTIP Unit shall not be considered a Class A Common Unit prior to its conversion hereunder. “LTIP Unitholder” means a Limited Partner that holds LTIP Units, including any Substituted Limited Partner or Additional Limited Partner with respect to such LTIP Units, in such Person’s capacity as an LTIP Unitholder in the Partnership. “Performance AO LTIP Units” has the meaning set forth in Section 2 hereof. “Performance LTIP Units” has the meaning set forth in Section 2 hereof. “Post-Conversion Period AO LTIP Unit” means an AO LTIP Unit that was not converted on or prior to its Expiration Date pursuant to Section 12 hereof. “Proposed Section 83 Safe Harbor Regulation” has the meaning set forth in Section 14 hereof. “REIT Share Value” means, as of the date of valuation, the fair market value of a REIT Share, determined as follows: (i) if the REIT Share is listed or admitted to trading on any securities exchange or The Nasdaq National Market, the closing price, regular way, of a REIT Share on such day or, if no sale takes place on such day, the average of the closing bid and asked prices of a REIT Share on such day, (ii) if the REIT Share is not listed or admitted to trading on any securities exchange or The Nasdaq National Market but is regularly quoted by a recognized quotation source, the last reported sale price of a REIT Share on such day or, if no sale takes place on such day, the average of the closing bid and asked prices of a REIT Share on such day, as reported by a recognized quotation source designated by the Partnership, or (iii) if the REIT Share is not listed or admitted to trading on any securities exchange or The Nasdaq National Market but is regularly quoted by a recognized quotation source and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices of a REIT Share on such day, as reported by a recognized quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, of a REIT Share on the most recent day (not more than twenty (20) days prior to the date in question) for which prices have been so reported; provided, that if there are no bid and asked prices reported during the twenty (20) days prior to the date in question, the value of a REIT Share shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event that a REIT Share includes any additional rights the value of which is not included within such price, then the value of such rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate, and included in determining the “REIT Share Value” of such REIT Share. “Section 83 Safe Harbor” has the meaning set forth in Section 14 hereof. “Target Economic Capital Account Balance” means, as of any date and with respect to any LTIP Unit, the Capital Account balance attributable to a Class A Common Unit and computed on a hypothetical basis after taking into account all allocations through the date on which any allocation is being made, but prior to the realization of any Liquidating Gains. The General Partner shall be entitled, in its discretion, to adjust the Target Economic Capital Account Balance to give effect to the economic intent of the Agreement. “Transaction” has the meaning set forth in Section 11(g) hereof. “Unvested LTIP Units” has the meaning set forth in Section 5(a) hereof. “Vested LTIP Units” has the meaning set forth in Section 5(a) hereof. 2. Designation. Pursuant to the Agreement, a general class of Partnership Units in the Partnership designated as the “LTIP Units” is hereby established. The number of LTIP Units that may be issued is not limited by the Agreement. Four specific classes of LTIP Units in the Partnership are hereby designated as the Basic LTIP Units, the Basic AO LTIP Units, the Performance LTIP Units, and the Performance AO LTIP Units (each Basic AO LTIP Unit and Performance AO LTIP Unit, also an “AO LTIP Unit”). The numbers of Basic LTIP Units, Basic AO LTIP Units, Performance LTIP Units, and Performance AO LTIP Units shall be determined from time to time by the General Partner in accordance with the terms of the Incentive Award Plan. 3. Issuances of LTIP Units. From time to time, the General Partner is hereby authorized to issue LTIP Units, including Basic LTIP Units, Basic AO LTIP Units, Performance LTIP Units, and Performance AO LTIP Units, to Persons providing services to or for the benefit of the Partnership for such consideration or for no consideration as the General Partner may determine to be appropriate and on such terms and conditions as shall be established by the General Partner, and admit such Persons as Limited Partners. Except to the extent that a Capital

Contribution is made with respect to an LTIP Unit, each LTIP Unit is intended to qualify as a “profits interest” in the Partnership within the meaning of the Code, the Regulations, and any published guidance by the Internal Revenue Service with respect thereto. Except as may be provided from time to time by the General Partner with respect to one or more classes or series of LTIP Units, and except as provided in an applicable LTIP Agreement, LTIP Units shall have the terms set forth in this Exhibit B. Pursuant to the terms of the Agreement or an applicable LTIP Agreement, an LTIP Unit may be convertible, exchangeable or otherwise transmutable, in substance, into another type of LTIP Unit or other type of Unit. 4. Admission to Partnership. A Person (other than an existing Partner) who is issued LTIP Units in accordance with the terms hereof shall be admitted to the Partnership as an additional Limited Partner only upon the satisfactory completion of the requirements an assignee is required to complete pursuant to the Agreement. 5. Vesting. (a) Vesting, Generally. LTIP Units may, in the sole discretion of the General Partner, be issued subject to vesting, forfeiture and additional restrictions on Transfer pursuant to the terms of an award, vesting or other similar agreement, the Incentive Award Plan or any other applicable compensatory arrangement or incentive program pursuant to which such LTIP Units are issued (an “LTIP Agreement”). The terms of any LTIP Agreement may be modified by the General Partner from time to time in its sole discretion, subject to any restrictions on amendment imposed by the relevant LTIP Agreement. LTIP Units that were fully vested when issued or that have vested and are no longer subject to forfeiture under the terms of an LTIP Agreement are referred to as “Vested LTIP Units”; all other LTIP Units shall be treated as “Unvested LTIP Units”. (b) Forfeiture. Unless otherwise specified in an applicable LTIP Agreement, upon the occurrence of any event specified in such LTIP Agreement that results in either the right of the Partnership or the General Partner to repurchase LTIP Units at a specified purchase price or any other forfeiture of any LTIP Units, if the Partnership, the General Partner or any affiliate or designee thereof exercises such right to repurchase or upon the occurrence of the event causing forfeiture in accordance with the applicable LTIP Agreement, the relevant LTIP Units shall immediately, and without any further action, be treated as cancelled and no longer outstanding for any purpose. Unless otherwise specified in the applicable LTIP Agreement, no consideration or other payment shall be due with respect to any LTIP Units that have been forfeited, other than any distributions declared with respect to a Partnership Record Date and with respect to such LTIP Units prior to the effective date of the forfeiture. 6. Correspondence with Common Units; Adjustments. (a) The Partnership shall maintain at all times a one-to-one correspondence between LTIP Units (excluding AO LTIP Units before their conversion) and Class C Common Units for conversion, distributions, allocations and other purposes, including without limitation complying with the following procedures; provided, that the foregoing is not intended to alter the express differences between distributions and allocations with respect to LTIP Units and Class C Common Units set forth herein. (b) If an Adjustment Event (as defined below) occurs, then the General Partner shall take any action reasonably necessary, including any amendment to the Agreement or update to the books and records of the Partnership, adjusting the number of outstanding LTIP Units or subdividing or combining outstanding LTIP Units, to maintain a one-for-one conversion and economic equivalence ratio between Class C Common Units and LTIP Units (excluding AO LTIP Units before their conversion and taking into account express differences in distributions and allocations hereunder). The following shall be “Adjustment Events”: (i) the Partnership makes a distribution on all outstanding Class C Common Units in Units; (ii) the Partnership subdivides the outstanding Class C Common Units into a greater number of Units or combines the outstanding Class C Common Units into a smaller number of Units; or (iii) the Partnership issues any Units in exchange for its outstanding Class C Common Units by way of a reclassification or recapitalization of its Class C Common Units. If more than one Adjustment Event occurs, any adjustment to the LTIP Units need be made only once using a single formula that takes into account each and every Adjustment Event as if all Adjustment Events occurred simultaneously. For the avoidance of doubt, the following shall not be Adjustment Events: (x) the issuance of Units in a financing, reorganization, acquisition or other similar business transaction; (y) the issuance of Units pursuant to the Incentive Award Plan, any other employee benefit or compensation plan or a distribution reinvestment plan; or (z) the issuance of any Units to the General Partner in respect of a Capital Contribution to the Partnership. (c) If the Partnership takes an action affecting the Class C Common Units other than actions specifically described above as Adjustment Events and in the opinion of the General Partner such action would require an action to maintain the one-to-one correspondence described above, the General Partner shall have the right to take such action, to the extent permitted by law or any applicable LTIP Agreement, in such manner and at such time as the General Partner, in its sole discretion, may determine reasonably appropriate under the circumstances. (d) Notwithstanding the foregoing, if any Adjustment Event or any other action described in the preceding clause occurs, the General Partner may independently adjust the number of AO LTIP Units outstanding or held by a particular holder of AO LTIP Units, the Issue Price of any AO LTIP Unit, or the number of Basic LTIP Units or Performance LTIP Units (as applicable) into which any AO LTIP Unit may be converted, or may undertake any combination of the foregoing, in such manner as the General Partner determines in good faith to be equitable. (e) Any adjustment to the number of outstanding LTIP Units pursuant to this Section 6 shall be binding on the Partnership and every Limited Partner. (f) Prior to the first date on which a Class C Common Unit has been issued, references to Class C Common Units under this Section 6 shall refer to Class A Common Units. 7. Distributions. (a) Operating Distributions Generally. Except as otherwise provided herein, any applicable LTIP Agreement or by the General Partner with respect to any particular class or series of LTIP Units, each holder of LTIP Units shall be entitled to receive, if, when and as authorized by the General Partner out of funds or other property legally available for the payment of distributions, regular, special, extraordinary or other distributions (other than distributions upon or pursuant to a liquidation of the Partnership or other Terminating Capital Transaction), which may be made from time to time, in an amount per LTIP Unit equal to the amount of any such distributions that would have been payable to such holder if its LTIP Units had been Class C Common Units of the same number (if applicable, assuming such LTIP Units were held for the entire period to which such distributions relate). (b) Operating Distributions with respect to Performance and AO LTIP Units. Notwithstanding Section 7(a) and Section 5.1 of the Agreement, prior to the occurrence of the applicable Full Distribution Participation Date, a holder of a Performance LTIP Unit or AO LTIP Unit shall be entitled to receive an amount equal to the product of the Initial Sharing Percentage for such LTIP Unit and the amount otherwise distributable with respect to such LTIP Unit pursuant to Section 7(a). (c) Make-Whole Distributions with respect to Performance LTIP Units. Notwithstanding Sections 7(a) and (b) or Section 5.1 of the Agreement, upon any Unvested Performance LTIP Units becoming Vested Performance LTIP Units, a holder of such Vested Performance LTIP Units shall be entitled to receive one or more special distributions out of Available Cash with respect to such Vested Performance LTIP Units so that such holder has received an aggregate amount of distributions on such Vested Performance LTIP Units, taking into account any prior distributions on such Vested Performance LTIP Units, equal to what would have been received on such Vested Performance LTIP Units had Section 7(b) not applied to such Vested Performance LTIP Units; provided, however, the General Partner may reduce the amount of distributions payable to a holder pursuant to the preceding clause by up to the amount of distributions made on any Unvested Performance LTP Units that have been forfeited by such holder pursuant to the terms of an applicable LTIP Agreement (the amount so payable, “Make- Whole Distributions”). Any such distribution or distributions shall be subject to the general limitations of Section 5.1 of the Agreement, Section 7(e), the terms of an applicable LTIP Agreement and any applicable legal or contractual restrictions (including with respect to restrictions on the payment of distributions under loan covenants or the terms of Units ranking senior to the Performance LTIP Units). Subject to the provisions herein, the General Partner shall use commercially reasonable efforts to pay such Make-Whole Distribution or Distributions as soon as commercially practicable on or after the date on which such Performance LTIP Units became Vested Performance LTIP Units, and may pay such distribution or distributions in preference to distributions otherwise payable to the Partners hereunder. The provisions of this Section 7(c) shall continue to apply to any Class C Common Units into which Vested Performance LTIP Units have converted if such Vested Performance LTIP Units have not received the full amount of Make- Whole Distributions to which they were entitled prior to such conversion. (d) Liquidating or Other Terminating Capital Transaction Distributions. Notwithstanding Sections 5.1, 5.4 or 13.2 of the Agreement, unless otherwise determined by the General Partner, holders of LTIP Units shall be entitled to receive with respect to such LTIP Units, if, when and as authorized by the General Partner out of funds or other property legally available for the payment of distributions, distributions upon liquidation of the Partnership or other

Terminating Capital Transaction solely an amount equal to the positive balances of the Capital Accounts of such holders to the extent attributable to the ownership of such LTIP Units. (e) Limitations on Distributions. Notwithstanding any provision herein to the contrary, in the General Partner’s sole and absolute discretion, distributions on an LTIP Unit may be adjusted (including deferred or permanently reduced) as necessary to (i) ensure the amount apportioned to each such LTIP Unit does not exceed the amount attributable to Partnership net income or gain allocated with respect to such LTIP Unit and realized after the date such LTIP Unit was issued by the Partnership and (ii) otherwise preserve the treatment of such LTIP Unit as a “profits interest” for U.S. federal income tax purposes. The intent of this Section 7(e) is to ensure that any such LTIP Units qualify as “profits interests” for U.S. federal income tax purposes, and this Agreement shall be interpreted and applied consistently therewith. The General Partner at its sole and absolute discretion may amend this Section 7(e) to ensure that any such LTIP Units qualify as “profits interests” under any existing and any future U.S. federal income tax laws and IRS guidance. (f) Distributions Generally. Distributions on the LTIP Units, if authorized, shall be payable on such dates and in such manner as may be authorized by the General Partner (any such date, an “LTIP Unit Distribution Payment Date”). Absent a contrary determination by the General Partner, the LTIP Unit Distribution Payment Date shall be the same as the corresponding date relating to the corresponding distribution on the Class C Common Units, and the record date for determining which holders of LTIP Units are entitled to receive distributions shall be the Partnership Record Date. A holder of LTIP Units will be entitled to distributions with respect to an LTIP Unit only as set forth in this Exhibit B and, in making distributions pursuant to Section 5.1 of the Agreement, the General Partner of the Partnership shall take into account the provisions of this Section 7. (g) Discretionary Tax Distributions. Notwithstanding the other provisions of this Section 7, the General Partner shall be entitled, but not obligated, to make additional distributions on the LTIP Units of a holder up to the excess of (i) an estimate, as determined in the sole discretion of the General Partner, of the net U.S. federal and applicable state and local income tax liability incurred by such holder on the amounts of net taxable income or gain allocated with respect to their LTIP Units (including LTIP Units that have been forfeited) as a result of the allocations pursuant to Section 8 hereof, over (ii) the amount of distributions paid or payable with respect to their LTIP Units (including LTIP Units that have been forfeited) under the other provisions of this Section 7. Any such distributions shall reduce any subsequent distributions to which such holder otherwise 8. Allocations. (a) General. Section 6.2 of the Agreement shall not apply, and the subsequent subsections of this Section 8 shall apply in lieu thereof, to holders of LTIP Units with respect to such LTIP Units prior to their conversion into Class C Common Units. In addition, the General Partner may apply, in whole or in part, the provisions of this Section 8 to Class C Common Units into which Vested LTIP Units have converted, (A) to take into account a conversion that occurs after the beginning but before the end of a period during which allocations are being made, (B) to take into account distributions pursuant to Section 7 (including, in particular, distributions that occur during such period or distributions that occur after such period pursuant to Section 7(c)), and (C) to apply Sections 8(d) and (e). Net Income, Net Loss and any other items of income, gain, loss, deduction and credit of the Partnership allocable under Section 6.2 of the Agreement shall be recomputed after taking into account the allocations made pursuant to this Section 8. (b) Allocations with respect to Regular Distributions. Net Income (and, to the extent determined appropriate by the General Partner, any items included in the computation thereof) for any applicable period shall be allocated to the holders of LTIP Units in proportion to and up to the amount of distributions received by such holder pursuant to Section 7(a), (b) and (c) during such period. (c) Allocations of Liquidating Gains and Losses. (i) After giving effect to the special allocations set forth in Section 6.3 of the Agreement and Section 8(e) hereof, Liquidating Gains first shall be allocated to the holders of Eligible Units until the Economic Capital Account Balances of such holders, to the extent attributable to their ownership of Eligible Units, are equal to (A) the Target Economic Capital Account Balance (with respect to LTIP Units other than AO LTIP Units prior to their conversion) or AO LTIP Unit Value (with respect to AO LTIP Units prior to their conversion), multiplied by (B) the corresponding number of their Eligible Units. In addition, if any Capital Account balance attributable to an AO LTIP Unit exceeds the applicable AO LTIP Unit Value, and Liquidating Losses are available to be allocated to a holder of LTIP Units, then such Liquidating Losses shall be allocated to each holder of such an AO LTIP Unit until each such holder’s Capital Account, to the extent attributable to such holder’s AO LTIP Units, is equal (on a per-Unit basis) to the applicable AO LTIP Unit Value. (ii) For purposes of the foregoing allocations, (A) unless and to the extent otherwise determined by the General Partner, calculations shall be made separately with respect to the Eligible Units, including Eligible Units that are AO LTIP Units with different AO LTIP Unit Values, and (B) any such allocations shall be made in proportion to the amounts required to be allocated to each relevant holder under this Section 8(c). (iii) The parties agree that the intent of this Section 8(c) is to make the Capital Account balances of the holders of LTIP Units with respect to their LTIP Units economically equivalent (on a per-Unit basis) to the applicable Target Economic Capital Account Balance or AO LTIP Unit Value (calculated using the REIT Share Value on the date as of which such special allocation under this Section 8(c) is being made), but, unless otherwise determined by the General Partner, only to the extent the Partnership has recognized cumulative gains (calculated in the same manner as is applicable to calculating Liquidating Gains) with respect to its assets since the issuance of the relevant LTIP Unit. The General Partner shall be entitled, in its discretion, to allocate Liquidating Losses and Net Losses (and, to the extent determined appropriate by the General Partner, any items included in the computation thereof) to a holder with respect to an LTIP Unit to cause the Capital Account balance attributable to such LTIP Unit to be consistent with such intent and the definition of an Eligible Unit.

(iv) Notwithstanding the foregoing, (A) the special allocations of Liquidating Gains and Liquidating Losses pursuant to the preceding provisions of this Section 8(c) shall cease to apply to any Eligible Unit (other than an AO LTIP Unit prior to its conversion) once such Eligible Unit has met the LTIP Unit Redemption Threshold and any Post-Conversion Period AO LTIP Unit once it becomes a Post-Conversion Period AO LTIP Unit, and (B) the General Partner may adjust future allocations with respect to any holder of a Post-Conversion Period AO LTIP Unit in any manner it determines in its sole discretion necessary or convenient to cause the Capital Account balance of such holder to (I) equal the balance that would have obtained had no allocations of Liquidating Gains or Liquidating Losses been made with respect to such Post-Conversion Period AO LTIP Unit pursuant to the preceding provisions of this Section 8(c), and (II) otherwise equitably reflect the intended economic entitlements of such holder. (v) As and to the extent relevant and unless otherwise determined by the General Partner, allocations pursuant to this Section 8(c) shall be made with respect to LTIP Units in the order in which such LTIP Units were granted and, with respect to LTIP Units granted at the same time, in proportion to the amounts to which such LTIP Units are entitled under this Section 8(c), such that, for example, in the event there are insufficient Liquidating Gains to allocate to holders of Eligible Units (that are Basic or Performance LTIP Units) to cause the Economic Capital Account Balances attributable to such Eligible Units to equal their Target Economic Capital Account Balances, such Liquidating Gains shall be allocated first to the first-granted Eligible Units until their Economic Capital Account Balances equal their Target Economic Capital Account Balances. (d) Additional Special Allocations. (i) After taking into account the distributions pursuant to Sections 7(a), (b) and (c) and the allocations pursuant to Sections 8(b) and (c) above, the General Partner shall make additional allocations of Net Income and Net Loss (or items included in the computation thereof) with respect to any Basic or Performance LTIP Unit for which the LTIP Unit Redemption Threshold has been met to maintain, to the extent possible, equivalency between the Capital Account balance attributable to such LTIP Unit and the Capital Account balance attributable to a Class A Common Unit. (ii) For any period in which distributions are actually made to holders of LTIP Units, the General Partner, in its sole and absolute discretion, may allocate appropriate items of income or gain accrued and realized following the issuance of the relevant LTIP Units to the holders of such LTIP Units to avoid causing the Capital Accounts relating to such LTIP Units to become negative as a result of such distribution (after taking into account all other allocations tentatively made pursuant to this Agreement) and otherwise to preserve the treatment of such LTIP Units as “profits interests.” To the extent such a holder receives a distribution with respect to any such LTIP Units in excess of the portion of its Capital Account attributable to such LTIP Units, such excess may be treated by the Partnership, in the sole and absolute discretion of the General Partner, as a “guaranteed payment” within the meaning of Section 707(c) of the Code. (iii) Notwithstanding any provision herein to the contrary, allocations of Liquidating Gains, Net Income and Net Loss and other items of income, gain, loss, deduction and credit with respect to LTIP Units may be restricted by the General Partner to ensure such allocations consist only of income and gain arising after the issuance of such LTIP Units and otherwise to the extent the General Partner determines, in its sole and absolute discretion, necessary or appropriate to preserve the treatment of such LTIP Units as “profits interests” for U.S. federal income tax purposes and to comply with any applicable IRS guidance (including “safe harbor” guidance). (e) Capital Account Adjustments and Allocations upon Forfeiture. Except as otherwise provided in the Agreement or any applicable LTIP Agreement, in connection with any repurchase or forfeiture of LTIP Units pursuant to Section 5(b) hereof, the balance of the portion of the Capital Account of the holder of such LTIP Units that is attributable to all of their LTIP Units shall be reduced, to the greatest extent possible, by the amount, if any, by which it exceeds the target balance contemplated by Section 8(c) hereof, calculated with respect to such holder’s remaining LTIP Units, if any. Such reduction shall be accomplished in such manner as the General Partner determines, in its sole and absolute discretion, including a reduction with or without a reallocation of such amount among other Partners, special allocations of items of income, gain, loss or deduction (including pursuant to finalized Treasury Regulations), a “book down” in the value of Partnership assets in the amount of such reduction, or a combination of the foregoing. (f) Regulatory Allocations. For purposes of the allocations set forth in Section 6.3 of the Agreement, unless otherwise determined by the General Partner, the Percentage Interest of an LTIP Unit shall be the Percentage Interest of a Class A Common Unit multiplied by the applicable Initial Sharing Percentage except that, prior to the Full Distribution Participation Date for a Performance LTIP Unit or AO LTIP Unit, the Percentage Interest for such LTIP Unit shall be the Percentage Interest of a Class A Common Unit multiplied by the applicable Initial Sharing Percentage. 9. Transfers. (a) Subject to the terms of any LTIP Agreement, a holder of LTIP Units shall be entitled to transfer their LTIP Units to the same extent, and subject to the same restrictions, as holders of Class C Common Units are entitled to transfer their Class C Common Units pursuant to Article 11 of the Agreement. (b) Neither a conversion of an LTIP Unit into Class C Common Units, a conversion of an AO LTIP Unit pursuant to Section 12 hereof, nor a conversion or other transmutation of an LTIP Unit into another type, in substance, of Unit, pursuant to the terms of this Agreement or an applicable LTIP Agreement, is a “Transfer” for purposes of the Agreement. 10. Legend. Any certificate evidencing an LTIP Unit shall bear an appropriate legend indicating that additional terms, conditions and restrictions on transfer, including without limitation any LTIP Agreement, apply to the LTIP Unit. 11. Conversion of Basic LTIP Units and Performance LTIP Units into Class C Common Units. (a) Except as otherwise provided in an applicable LTIP Agreement, immediately after each such time that either (i) LTIP Units become Vested LTIP Units or (ii) the assets of the Partnership are revalued pursuant to Section 6.1 of the Agreement, all Vested LTIP Units not previously converted into Class C Common Units automatically shall be converted (an

“Auto Conversion”) into an equal number of Class C Common Units, giving effect to all adjustments (if any) made pursuant to Section 6 hereof; provided, however, unless otherwise determined by the General Partner, the number of Vested LTIP Units of a holder that converts pursuant to an Auto Conversion shall not exceed (i) the Economic Capital Account Balance of such Limited Partner, to the extent attributable to their ownership of Vested LTIP Units, divided by (ii) the Target Economic Capital Account Balance applicable to such Vested LTIP Units, in each case as determined as of a date on which satisfaction of the LTIP Unit Redemption Threshold is being determined (in either case, the “Capital Account Limitation”). After one or more LTIP Units have satisfied the LTIP Unit Redemption Threshold, such Units shall forever have satisfied such threshold and the Capital Account Limitation shall thereafter apply only to any LTIP Units that have not previously satisfied such threshold. Notwithstanding the foregoing, only Vested LTIP Units that are free and clear of all liens shall be converted pursuant to an Auto Conversion. (b) Following an Auto Conversion, the Partnership shall deliver a notice (an “Auto Conversion Notice”) in the form attached hereto as Annex I to the applicable holder of LTIP Units as soon as reasonably possible following the Conversion Date (provided that the failure to deliver an Auto Conversion Notice will not affect the Auto Conversion or subject the General Partner or the Partnership to any liability). (c) The Partnership, at any time at the election of the General Partner, may cause any number of Vested LTIP Units to be converted (a “Forced Conversion”) into an equal number of Class C Common Units, giving effect to all adjustments (if any) made pursuant to Section 6 hereof; provided, however, unless otherwise determined by the General Partner, that the Partnership may not cause a Forced Conversion of any LTIP Units that would not at the time be eligible for conversion pursuant to Section 11(a) hereof. In order to exercise its right of Forced Conversion, the Partnership shall deliver a notice (a “Forced Conversion Notice”) in the form attached hereto as Annex II to the applicable holder of LTIP Units not less than ten (10) nor more than sixty (60) days prior to the Conversion Date specified in such Forced Conversion Notice. A Forced Conversion Notice shall be provided in the manner provided in Section 15.1 of the Agreement. (d) A conversion of Vested LTIP Units shall occur automatically after the close of business on the applicable Conversion Date without any action on the part of such holder of LTIP Units, other than the surrender of any certificate or certificates evidencing such Vested LTIP Units, as of which time such holder of LTIP Units shall be credited on the books and records of the Partnership as of the opening of business on the next day with the number of Class C Common Units into which such LTIP Units were converted. After the conversion of LTIP Units as aforesaid, the Partnership shall deliver to such holder of LTIP Units, upon their written request, a certificate of the General Partner certifying the number of Class C Common Units and remaining LTIP Units, if any, held by such person immediately after such conversion. The assignee of any Limited Partner pursuant to Article 11 of the Agreement may exercise the rights of such Limited Partner pursuant to this Section 11 and such Limited Partner shall be bound by the exercise of such rights by the assignee. (e) For purposes of making future allocations under Section 8(c) hereof and applying the Capital Account Limitation, the portion of the Economic Capital Account Balance of the applicable holder of LTIP Units that is treated as attributable to their LTIP Units shall be reduced, as of the date of conversion, by the product of the number of LTIP Units converted and the Target Economic Capital Account Balance determined for each such LTIP Unit as of the date on which satisfaction of the LTIP Unit Redemption Threshold for such LTIP Unit was determined. (f) If the Partnership or the General Partner shall be a party to any transaction (including without limitation a merger, consolidation, unit exchange, self-tender offer for all or substantially all Class C Common Units or other business combination or reorganization, or sale of all or substantially all of the Partnership’s assets, but excluding any transaction which constitutes an Adjustment Event) in each case as a result of which Class C Common Units shall be exchanged for or converted into the right, or the holders shall otherwise be entitled, to receive cash, securities or other property or any combination thereof (each of the foregoing being referred to herein as a “Transaction”), then the General Partner shall, immediately prior to the Transaction, exercise its right to cause a Forced Conversion with respect to the maximum number of LTIP Units then eligible for conversion (or that will become eligible for conversion as a result of a contemporaneous or prior Forced AO LTIP Unit Conversion), taking into account any allocations that occur in connection with the Transaction or that would occur in connection with the Transaction if the assets of the Partnership were sold at the Transaction price or the portion thereof attributable to the Partnership as determined by the General Partner in good faith, or if applicable, at a value for the Partnership assets determined by the General Partner in good faith using the value attributed to the Class C Common Units in the context of the Transaction (in which case the Conversion Date shall be the effective date of the Transaction and the conversion shall occur immediately prior to the effectiveness of the Transaction). In anticipation of such Forced Conversion and the consummation of the Transaction, the Partnership shall use commercially reasonable efforts to cause each holder of LTIP Units to be afforded the right to receive in connection with such Transaction in consideration for the Class C Common Units into which their LTIP Units will be converted the same kind and amount of cash, securities and other property (or any combination thereof) receivable upon the consummation of such Transaction by a holder of the same number of Class C Common Units, assuming such holder is not a Person with which the Partnership consolidated or into which the Partnership merged or which merged into the Partnership or to which such sale or transfer was made, as the case may be (a “Constituent Person”), or an affiliate of a Constituent Person. In the event that holders of Class C Common Units have the opportunity to elect the form or type of consideration to be received upon consummation of the Transaction, prior to such Transaction the General Partner shall give prompt written notice to each holder of LTIP Units of such opportunity, and shall use commercially reasonable efforts to afford the holder of LTIP Units the right to elect, by written notice to the General Partner, the form or type of consideration to be received upon conversion of each LTIP Unit held by such holder into Class C Common Units in connection with such Transaction. If a holder of LTIP Units fails to make such an election, such holder (and any of its transferees) shall receive upon conversion of each LTIP Unit held by him or her (or by any of their transferees) the same kind and amount of consideration that a holder of Class C Common Units would receive if such holder of Class C Common Units failed to make such an election. Subject to the rights of the Partnership and the General Partner under any LTIP Agreement and the relevant terms of the Incentive Award Plan or any other applicable equity plan, the Partnership shall use commercially reasonable effort to cause the terms of any Transaction to be consistent with the provisions of this Section 11(f) and to enter into an agreement with the successor or purchasing entity, as the case may be, for the benefit of any holder of LTIP Units whose LTIP Units will not be converted into Class C Common Units in connection with the Transaction that will (i) contain provisions enabling the LTIP Unitholders that remain outstanding after such Transaction to convert their LTIP Units into securities as comparable as reasonably possible under the circumstances to the Class C Common Units and (ii) preserve as far as reasonably possible under the circumstances the distribution, special allocation, conversion, and other rights set forth in the Agreement, including this Exhibit B, for the benefit of the holder of LTIP Units. (g) No conversion of LTIP Units into Class C Common Units, or Partnership Units that are not LTIP Units, may be made by a Person if, based on the advice of the Partnership’s counsel or accounting firm, the Partnership believes there is a material risk that such conversion could (i) result in the Partnership’s being treated as an association taxable as a corporation (other than a qualified REIT subsidiary within the meaning of Section 856(i) of the Code), (ii) adversely affect the ability of Tanger to continue to qualify as a REIT or subject Tanger to any additional taxes under Section 857 or Section 4981 of the Code, or (iii) be effectuated through an “established securities market” or a “secondary market (or the substantial equivalent thereof)” within the meaning of Section 7704 of the Code or cause the Partnership to fail to qualify for a safe harbor from such treatment which the Partnership desires to preserve. (h) Notwithstanding the foregoing, nothing in this Section 11 shall apply to an AO LTIP Unit (including, for the avoidance of doubt, the Capital Account balance attributable to such AO LTIP Unit), other than with respect to Vested LTIP Units into which an AO LTIP Unit has been converted pursuant to Section 12 hereof. 12. Conversion of AO LTIP Units to Basic LTIP Units or Performance LTIP Units. (a) The holder of a Basic AO LTIP Unit or a Performance AO LTIP Unit may convert such Unit into a Basic LTIP Unit at any time (i) on or after such AO LTIP Unit becomes a Vested LTIP Unit, and (ii) before the Expiration Date of such AO LTIP Unit (the “AO LTIP Unit Conversion Right”); provided, however, that an AO LTIP Unit holder may not exercise an AO LTIP Unit Conversion Right with respect to the lesser of (i) one thousand (1,000) AO LTIP Units and (ii) 100% of the AO LTIP Units held by such person that are Vested LTIP Units. If an AO LTIP Unit holder is notified of the expected occurrence of an event that will cause their Unvested LTIP Units to become Vested LTIP Units, such holder may give the Partnership an AO LTIP Unit Conversion Notice conditioned upon and effective as of the time of vesting and such AO LTIP Unit Conversion Notice, unless subsequently revoked by such person, shall be accepted by the Partnership subject to such condition. In all cases, the conversion of any AO LTIP Units into a Basic LTIP Unit shall be subject to the conditions and procedures set forth in this Section 12. (b) Any AO LTIP Units being converted pursuant to an AO LTIP Unit Conversion Notice, a Forced AO LTIP Unit Conversion, or an Expiration Conversion will convert to a number of Basic LTIP Units equal to (i) the applicable AO LTIP Unit Value, multiplied by (ii) the number of AO LTIP Units being converted, and divided by (iii) the REIT Share Value on the Conversion Date. For the avoidance of doubt, the foregoing calculation shall be adjusted as necessary to take into account any differences in the AO LTIP Unit Values of the AO LTIP Units being converted. A conversion of AO LTIP Units under this Section 12 shall occur automatically after the close of business on the applicable Conversion Date without any action on the part of such holder of AO LTIP Units, other than the surrender of any certificate or certificates evidencing such AO LTIP Units, as of which time such holder of AO LTIP Units shall be credited on the books and records of the Partnership as of the opening of business on the next day with the number of Basic LTIP Units into which such LTIP Units were converted. After the conversion of AO LTIP Units as aforesaid, the Partnership shall deliver to such holder of LTIP Units, upon their written request, a certificate of the General Partner certifying the number of Basic LTIP Units and remaining AO LTIP Units, if any, held by such person immediately after such conversion. Notwithstanding the preceding two sentences, if (x) an AO LTIP Unit is converted under this Section 12, (y) the corresponding Basic LTIP Units are converted into Class C Common Units pursuant to Section 11 hereof as of the same Conversion Date, and (z) such Class C Common Units are not redeemed as of the same date, the relevant holder shall be reflected as a holder of Class C Common Units (rather than as a holder of LTIP Units) as of the opening of the business day following such conversions and may be provided a certificate certifying the number of Class C Common Units (rather than LTIP Units) owned by such holder based on such conversions. The assignee of any Limited Partner pursuant to Article 11 of the Agreement may exercise the rights of such Limited Partner pursuant to this Section 12 and such Limited Partner shall be bound by the exercise of such rights by the assignee. (c) To exercise their AO LTIP Unit Conversion Right, an AO LTIP Unit holder shall deliver a notice (an “AO LTIP Unit Conversion Notice”) in the form attached hereto as Annex III to the Partnership (with a copy to the General Partner) not less than three (3) nor more than ten (10) days prior to the Conversion Date specified in such AO LTIP Unit Conversion Notice; provided, however, that if the General Partner has not given to the holder notice of a proposed or upcoming Transaction (as defined above) at least thirty (30) days prior to the effective date of such Transaction, then the holder shall have the right to deliver an AO LTIP Unit Conversion Notice until the earlier of (x) the tenth (10th) day after such notice from the General Partner of a Transaction or (y) the third Business Day immediately preceding the effective date of such Transaction. Each LTIP Unitholder seeking to convert AO LTIP Units covenants and agrees with the Partnership that all Units to be converted pursuant to this Section 12 shall be free and clear of all liens. (d) Notwithstanding anything herein to the contrary, if the AO LTIP Units have been held for at least two years, subject to any restrictions set forth herein or in an applicable LTIP Agreement, an LTIP Unitholder may deliver a Notice of Redemption pursuant to Section 8.7 of the Agreement relating to the Class C Common Units into which the Basic LTIP Units receivable on conversion of such AO LTIP Units ultimately are convertible in advance of the Conversion Date; provided, however, that the redemption of such Class C Common Units by the Partnership shall in no event take place until on or after the Conversion Date. For clarity, it is noted that the objective of this paragraph is to put an AO LTIP Unit holder in a position where, if he or she so wishes, (i) the Basic LTIP Units into which their AO LTIP Units convert can be converted into Class C Common Units simultaneously by the Partnership, and (ii) the Class C Common Units into which such Basic LTIP Units convert can be redeemed by the Partnership pursuant to Section 8.7 of the Agreement simultaneously, with the further consequence that, if the General Partner elects to assume the Partnership’s redemption obligation with respect to such Class C Common Units under Section 8.7 of the Agreement by delivering to such AO LTIP Unit holder REIT Shares rather than cash, then such holder can have such REIT Shares issued to him or her simultaneously with the conversion of their AO LTIP Units into Basic LTIP Units and corresponding conversion of such LTIP Units into Class C Common Units, in all events subject to any restrictions on conversion or redemption set forth herein or in an applicable LTIP Agreement. The General Partner shall cooperate with a holder of AO LTIP Units to coordinate the timing of the different events described in the foregoing sentence. (e) No conversion of AO LTIP Units may be made by a Person if, based on the advice of the Partnership’s counsel or accounting firm, the Partnership believes there is a material risk that such conversion could (i) result in the Partnership’s being treated as an association taxable as a corporation (other than a qualified REIT subsidiary within the meaning of Section 856(i) of the Code), (ii) adversely affect the ability of Tanger to continue to qualify as a REIT or subject Tanger to any additional taxes under Section 857 or Section 4981 of the Code, or (iii) be effectuated through an “established securities market” or a “secondary market (or the substantial equivalent thereof)” within the meaning of Section 7704 of the Code or cause the Partnership to fail to qualify for a safe harbor from such treatment which the Partnership desires to preserve. (f) If the Partnership or the General Partner shall be a party to any Transaction, then the General Partner shall, immediately before the Transaction, be entitled to cause a conversion of AO LTIP Units (a “Forced AO LTIP Unit Conversion”) with respect to the maximum number of AO LTIP Units then eligible for conversion under this Section 12, taking into account any allocations that occur in connection with the Transaction or that would occur in connection with the Transaction if the assets of the Partnership were sold at the Transaction price or the portion thereof attributable to the Partnership as determined by the General Partner in good faith, or if applicable, at a value for the Partnership assets determined by the General Partner in good faith using the value attributed to the Class C Common Units in the context of the Transaction (in which case the Conversion Date shall be the effective date of the Transaction and the conversion shall occur immediately prior to the effectiveness of the Transaction). In anticipation of such Forced AO LTIP Unit Conversion and the consummation of the Transaction, the Partnership shall use commercially reasonable efforts to cause each holder of AO LTIP Units to be afforded the right to receive in connection with such Transaction in consideration for the Class C Common Units into which their AO LTIP Units ultimately will be converted (based on the conversion ratios set forth herein) the same kind and amount of cash, securities and other property (or any combination thereof) receivable upon the consummation of such Transaction by a holder of the same number of Class C Common Units, assuming such holder is not a Constituent Person or an affiliate of a Constituent Person. In the event that holders of Class C Common Units have the opportunity to elect the form or type of consideration to be received upon consummation of the Transaction, prior to such Transaction the General Partner shall give prompt written notice to each holder of AO LTIP Units of such opportunity, and shall use commercially reasonable efforts to afford the holder of AO LTIP Units the right to elect, by written notice to the General Partner, the form or type of consideration to be received upon conversion of each AO LTIP Unit held by such holder into Basic LTIP Units and corresponding conversion of such LTIP Units into Class C Common Units in connection with such Transaction. If a holder of LTIP Units fails to make such an election, such holder (and any of its transferees) shall receive the same kind and amount of consideration (determined after taking into account the conversion ratios herein) that a holder of Class C Common Units would receive if such holder of Class C Common Units failed to make such an election. Subject to the rights of the Partnership and the General Partner under any LTIP Agreement and the relevant terms of the Incentive Award Plan or any other applicable incentive equity plan, the Partnership shall use commercially reasonable effort to cause the terms of any Transaction to be consistent with the provisions of this Section 12(f) and to enter into an agreement with the successor or purchasing entity, as the case may be, for the benefit of any holder of LTIP Units whose LTIP Units will not be converted into Class C Common Units in connection with the Transaction that will (i) contain provisions enabling the holders of AO LTIP Units that remain outstanding after such Transaction to convert their AO LTIP Units into securities as comparable as reasonably possible under the circumstances to the Class C Common Units (taking into account the conversion ratio derived from Section 12(b) hereof) and (ii) preserve as far as reasonably possible under the circumstances the distribution, special allocation, conversion, and other rights set forth in the Agreement, including this Exhibit B, for the benefit of the holders of AO LTIP Units with respect to the AO LTIP Units under this Section 12(f). To exercise its right of Forced AO LTIP Unit Conversion, the Partnership shall deliver a notice (a “Forced AO LTIP Unit Conversion Notice”) in the form attached hereto as Annex IV to the applicable holder of AO LTIP Units not less than ten (10) nor more than sixty (60) days prior to the Conversion Date specified in such Forced AO LTIP Unit Conversion Notice. (g) Except as otherwise provided in an applicable LTIP Agreement, and subject to the express limitations and restrictions of this Section 12, any AO LTIP Unit that would have an AO LTIP Unit Value greater than zero upon becoming a Post-Conversion Period AO LTIP Unit, instead of becoming a Post-Conversion Period AO LTIP Unit, automatically and without any action of any party shall be converted into a number of Basic LTIP Units calculated in accordance with Section 12(b) hereof. Each such conversion (each, an “Expiration Conversion”) shall be effective immediately upon the close of business on the applicable Expiration Date and all calculations under Section 12(b) hereof shall be made based on the relevant AO LTIP Unit Value as of such time. Following an Expiration Conversion, the Partnership shall deliver a notice (an “Expiration Conversion Notice”) in the form attached hereto as Annex V to the applicable holder of LTIP Units as soon as reasonably practical (provided that the failure to deliver an Expiration Conversion Notice will not affect the Expiration Conversion or subject the General Partner or the Partnership to any liability). (h) For the avoidance of doubt, any Basic LTIP Unit resulting from a conversion under this Section 12, (i) is not an AO LTIP Unit and (ii) is a Vested LTIP Unit that may be converted (including, if applicable, simultaneously with the conversion of the applicable AO LTIP Unit) into a Class C Common Unit under (and subject to the limitations of) Section 11 hereof. Upon conversion into Basic LTIP Units under this Section 12, an AO LTIP Unit shall cease to be treated as outstanding. 13. Redemption of LTIP Units. Holders of LTIP Units shall not be entitled to the Redemption Right provided for in Section 8.7 of the Agreement unless, until and to the extent such LTIP Units have been converted into Class C Common Units in accordance with their terms and prior to the second anniversary of the grant of such LTIP Units. The General Partner shall cooperate with an LTIP Unitholder to coordinate the timing of a conversion of LTIP Units into Class C Common Units, or the conversion of AO LTIP Units into Basic LTIP Units that are then converted into Class C Common Units, in order to put an LTIP Unitholder in a position where, if he or she so wishes, the Class C Common Units into which their Vested LTIP Units will be converted can be redeemed by the Partnership pursuant to Section 8.7 of the Agreement as promptly as possible following such conversion, with the further consequence that, if the General Partner elects to assume the Partnership’s redemption obligation with respect to such Class C Common Units under Section 8.7 of the Agreement by delivering to such LTIP Unitholder REIT Shares rather than cash, then such LTIP Unitholder can have such REIT Shares issued to him or her as promptly as possible following the conversion of their Vested LTIP Units into Class C Common Units. 14. Voting. Limited Partners shall have no voting rights with respect to their LTIP Units, and holders of LTIP Units shall not be entitled to approve, vote on or consent to any matter. 15. Section 83 Safe Harbor. Each Partner authorizes the General Partner to elect to apply the safe harbor (the “Section 83 Safe Harbor”) set forth in proposed Regulations Section 1.83-3(l) and proposed Internal Revenue Service Revenue Procedure published in Notice 2005- 43 (together, the “Proposed Section 83 Safe Harbor Regulation”) (under which the fair market value of a Partnership Interest that is Transferred in connection with the performance of services is treated as being equal to the liquidation value of the interest), or in similar Regulations or guidance, if such Proposed Section 83 Safe Harbor Regulation or similar Regulations are promulgated as final or temporary Regulations. If the General Partner determines that the Partnership should make such election, the General Partner is hereby authorized to amend the Agreement without the consent of any other Partner to provide that (i) the Partnership is authorized and directed to elect the Section 83 Safe Harbor, (ii) the Partnership and each of its Partners (including any Person to whom a Partnership Interest, including an LTIP Unit, is Transferred in connection with the performance of services) will comply with all requirements of the Section 83 Safe Harbor with respect to all Partnership Interests Transferred in connection with the performance of services while such election remains in effect and (iii) the Partnership and each of its Partners will take all actions necessary, including providing the Partnership with any required information, to permit the Partnership to comply with the requirements set forth or referred to in the applicable Regulations for such election to be effective until such time (if any) as the General Partner determines, in its sole discretion, that the Partnership should terminate such election. The General Partner is further authorized to amend the Agreement to modify Section 6.2 of the Agreement to the extent the General Partner determines in its discretion that such modification is necessary or desirable as a result of the issuance of any applicable law, Regulations, notice or ruling relating to the tax treatment of the transfer of a Partnership Interests in connection with the performance of services. Notwithstanding anything to the contrary in the Agreement, each Partner expressly confirms that it will be legally bound by any such amendment. 16. Amendment. Notwithstanding any provision herein or in the Agreement to the contrary, the General Partner shall be entitled, but not obligated, to amend this Exhibit B and the Agreement to (i) enable the grantees of LTIP Units to receive and hold, directly or indirectly, such LTIP Units through one or more entities established the General Partner, its Affiliates or such grantees, and (i) resolve ambiguities, correct scrivener’s errors and otherwise conform the terms of this Exhibit B and the Agreement to the intentions of the Partnership, the General Partner and the Partners with respect to the matters addressed herein.

ANNEX I NOTICE OF AUTOMATIC CONVERSION OF LTIP UNITS INTO CLASS C COMMON UNITS Tanger Properties Limited Partnership (the “Partnership”) hereby gives you notice that the number of LTIP Units held by the LTIP Unit holder set forth below have been converted into Class C Common Units in accordance with the terms of the Third Amended and Restated Limited Partnership Agreement of the Partnership, as amended, effective as of the Conversion Date set forth below. Name of LTIP Unit Holder: Name as Registered with Partnership Number of LTIP Units to be Converted: Conversion Date:

ANNEX II NOTICE OF ELECTION BY PARTNERSHIP TO FORCE CONVERSION OF LTIP UNITS INTO CLASS C COMMON UNITS Tanger Properties Limited Partnership (the “Partnership”) hereby irrevocably elects to cause as of the Conversion Date set forth below the number of LTIP Units held by the LTIP Unit holder set forth below to be converted into Class C Common Units in accordance with the terms of Third Amended and Restated Limited Partnership Agreement of the Partnership, as amended. Name of LTIP Unit Holder: Name as Registered with Partnership Number of LTIP Units to be Converted: Conversion Date:

ANNEX III AO LTIP UNIT CONVERSION NOTICE The undersigned holder of AO LTIP Units hereby irrevocably elects to convert as of the Conversion Date set forth below the number of AO LTIP Units in Tanger Properties Limited Partnership (the “Partnership”) set forth below into Basic LTIP Units or Performance LTIP Units (as applicable) in accordance with the terms of the Third Amended and Restated Limited Partnership Agreement of the Partnership, as amended. The undersigned hereby represents, warrants, and certifies that the undersigned (a) has title to such AO LTIP Units, free and clear of the rights or interests of any other person or entity other than the Partnership; (b) has the full right, power, and authority to cause the conversion of such AO LTIP Units as provided herein; and (c) has obtained the consent or approval of all persons or entities, if any, having the right to consent or approve such conversion. Name of AO LTIP Unit Holder: Please Print Name as Registered with Partnership Number of Basic AO LTIP Units to be Converted: Number of Performance AO LTIP Units to be Converted: Date of Award of Basic AO LTIP Units to be Converted: Date of Award of Performance AO LTIP Units to be Converted: Conversion Date: (Signature of LTIP Unit Holder) (Street Address) (City) (State) (Zip Code) Please insert social security or identifying number:

ANNEX IV NOTICE OF ELECTION BY PARTNERSHIP TO FORCE CONVERSION OF AO LTIP UNITS Tanger Properties Limited Partnership (the “Partnership”) hereby irrevocably elects to cause as of the Conversion Date set forth below the number of AO LTIP Units held by the LTIP Unit holder set forth below to be converted into Basic LTIP Units or Performance LTIP Units (as specified below) in accordance with the terms of Third Amended and Restated Limited Partnership Agreement of the Partnership, as amended. Name of LTIP Unit Holder: Name as Registered with Partnership Number of Basic AO LTIP Units to be Converted: Number of Performance AO LTIP Units to be Converted: Date of Award of Basic AO LTIP Units to be Converted: Date of Award of Performance AO LTIP Units to be Converted: Basic LTIP Units Resulting From Conversion: Performance LTIP Units Resulting From Conversion: Conversion Date:

ANNEX V EXPIRATION CONVERSION NOTICE Tanger Properties Limited Partnership (the “Partnership”) hereby gives you notice that the number of AO LTIP Units held by the LTIP Unit holder set forth below have been converted into Basic LTIP Units or Performance LTIP Units, as applicable, in accordance with the terms of the Third Amended and Restated Limited Partnership Agreement of the Partnership, as amended, effective as of the Conversion Date set forth below. Name of AO LTIP Unit Holder: Name as Registered with Partnership Number of Basic AO LTIP Units Converted: Number of Performance AO LTIP Units Converted: Date of Award of Basic AO LTIP Units Converted: Date of Award of Performance AO LTIP Units Converted: Basic LTIP Units Resulting From Conversion: Performance LTIP Units Resulting From Conversion: Conversion Date: